UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon International Stock Index Fund

ANNUAL REPORT October 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, portfolio managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, BNY Mellon International Stock Index Fund’s (the “fund”) Investor shares produced a total return of 14.67%, and its Class I shares returned 14.96%.1 This compares with a 14.40% total return for the fund’s benchmark, the MSCI EAFE® Index (the “Index”), during the same period.2

International markets gained ground during the reporting period as central bank rate hikes showed progress in slowing inflation rates, the Chinese economy reopened after the government rescinded its “zero-COVID-19” policy, and the U.S. dollar weakened relative to most international currencies. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Equities Gain Ground as Inflation Eases

International developed-markets equities climbed during the reporting period as interest-rate hikes implemented by central banks gained traction in the fight against rampant inflation. In October 2022, just prior to the start of the reporting period, inflation in the 20-member eurozone averaged 10.6%, its highest level since the eurozone group was established in 1999. The European Central Bank raised its fixed benchmark rate from 0.75% to 1.50% on November 2, 2022, followed by seven additional increases to a range of 4.00% to 4.50% as of September 20, 2023. Inflation appeared to respond, declining to 4.30% as of September 2023. Eurozone economic growth rates declined as well, dipping into slightly negative territory near the end of the period, but remained positive on average for the period as a whole. Similar trends in the United States and elsewhere encouraged hopes that inflation might be tamed without prompting a major global recession. International markets were further buoyed by the Chinese government’s decision in December 2022 to end its “zero-COVID-19” strategy, which had resulted in lockdowns that slowed Chinese economic growth and disrupted global supply chains, with negative effects felt throughout the world’s economies. Although Chinese economic growth remained sluggish in the aftermath of the lockdowns, exacerbated by restrictive government and regulatory policies, investors continued to anticipate an eventual return to the more rapid pre-pandemic growth patterns. Developed-markets equities, particularly those denominated in U.S. dollars, also benefited from a weakening U.S. dollar relative to most international currencies. The U.S. dollar weakened during the first half of the period as U.S. inflation moderated, and the U.S. Federal Reserve appeared to near the end of its current rate-hike cycle.

Most international equities benefited from these conditions, with strongest returns seen in cyclical growth-oriented sectors, including financials, consumer discretionary and information technology. Conversely, interest-rate-sensitive and traditionally defensive sectors lagged, with real estate, health care and communication services trailing the Index average by the most significant margin.

Economically Sensitive Shares Lead Markets Higher

Better-than-expected global economic growth supported the performance of financial, consumer-facing and technology-oriented companies. In financials, leading performers included Italy-based regional bank UniCredit SpA, Japan-based life insurer T&D Holdings, Inc. and Japan-based diversified financial services firm Mitsubishi UFJ Financial Group, Inc. In consumer discretionary, gains were led by Denmark-based jewelry maker Pandora A/S, Germany-based sportswear manufacturing apparel and accessories company adidas AG, and Spain-based apparel retailer Industria de Diseño Textil SA. In information technology, top names included semiconductor equipment provider Disco Corp., and Netherlands-based semiconductor equipment and materials company ASM International NV.

Conversely, real estate stocks lost ground amid rising mortgage rates and a variety of regionally related challenges. Notable underperformers included Israel-based Azrieli Group Ltd., Australia-based Lendlease Group Ltd. and Hong Kong-based ESR Group Ltd. In health care, the most significant declines were seen in Japan-based health information services provider M3, Inc., France-based biotechnology developer Sartorius Stedim Biotech and Japan-based medical equipment company Olympus Corp. In communication services, significant underperformers included CyberAgent, Inc. and Square Enix Holdings Co, Ltd., both based in Japan, and Germany-based Telefonica Deutschland Holding.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

Whether the central banks can continue to curb inflation while avoiding a more significant global economic slowdown than already seen remains an open question that is likely to continue to drive market behavior in the coming months. However, in seeking to match the performance of the Index, we do not actively manage investments in response to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

macroeconomic trends. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign-denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries. Diversification cannot assure a profit or protect against loss.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon International Stock Index Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon International Stock Index Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2023
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	14.67%	3.82%	2.70%
Class I Shares	8/31/16	14.96%	4.08%	2.89%†
MSCI EAFE® Index		14.40%	4.10%	3.05%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Investor Shares	Class I
Expenses paid per $1,000†	$2.96	$1.75
Ending value (after expenses)	$923.00	$924.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Investor Shares	Class I
Expenses paid per $1,000†	$3.11	$1.84
Ending value (after expenses)	$1,022.13	$1,023.39
†

Expenses are equal to the fund’s annualized expense ratio of .61% for Investor Shares and .36% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 98.3%
Australia - 7.0%
Ampol Ltd.	4,996		102,037
ANZ Group Holdings Ltd.	62,244		982,091
APA Group	26,705		140,275
Aristocrat Leisure Ltd.	12,187		302,361
ASX Ltd.	3,934		140,773
Aurizon Holdings Ltd.	38,431		83,918
BHP Group Ltd.	41,391		1,181,661
BHP Group Ltd.	63,529		1,808,186
BlueScope Steel Ltd.	8,864		105,947
Brambles Ltd.	28,747		241,051
Cochlear Ltd.	1,344		206,409
Coles Group Ltd.	27,582		267,663
Commonwealth Bank of Australia	34,716		2,132,137
Computershare Ltd.	11,653		183,893
CSL Ltd.	9,991		1,479,227
Dexus	21,094		87,642
Ebos Group Ltd.	2,936	[a]	59,728
Endeavour Group Ltd.	30,515		96,096
Fortescue Metals Group Ltd.	35,073		498,064
Goodman Group	35,115		466,453
IDP Education Ltd.	4,968		68,757
Igo Ltd.	14,642		89,495
Insurance Australia Group Ltd.	49,649		179,992
LendLease Corp. Ltd.	14,681		58,509
Macquarie Group Ltd.	7,604		784,178
Medibank Private Ltd.	59,092		129,126
Mineral Resources Ltd.	3,735		138,584
Mirvac Group	84,261		98,556
National Australia Bank Ltd.	65,024		1,165,976
Northern Star Resources Ltd.	23,479		173,815
Orica Ltd.	9,770		91,480
Origin Energy Ltd.	35,381		205,354
Pilbara Minerals Ltd.	57,243	[a]	135,319
Qantas Airways Ltd.	16,245	[b]	51,001
QBE Insurance Group Ltd.	30,748		305,718
Ramsay Health Care Ltd.	3,658		114,202
REA Group Ltd.	1,120	[a]	102,962
Reece Ltd.	4,914		54,800
Rio Tinto Ltd.	7,688		575,067
Santos Ltd.	67,266		330,080
Scentre Group	104,798		163,639

Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Australia - 7.0% (continued)
SEEK Ltd.	7,249	95,747
Sonic Healthcare Ltd.	9,502	174,246
South32 Ltd.	93,748	199,377
Stockland	51,334	116,497
Suncorp Group Ltd.	25,946	221,260
Telstra Group Ltd.	85,982	208,752
The GPT Group	40,798	94,678
The Lottery Corp. Ltd.	44,705	129,265
Transurban Group	63,802	481,653
Treasury Wine Estates Ltd.	15,476	118,788
Vicinity Centres	83,242	90,626
Washington H Soul Pattinson & Co. Ltd.	4,687	99,937
Wesfarmers Ltd.	23,497	760,057
Westpac Banking Corp.	72,678	956,282
WiseTech Global Ltd.	3,328	124,368
Woodside Energy Group Ltd.	27,847	605,078
Woodside Energy Group Ltd.	11,479	250,213
Woolworths Group Ltd.	25,241	565,140
		20,874,186
Austria - .2%
Erste Group Bank AG	7,121	254,513
OMV AG	3,158	138,361
Verbund AG	1,446	125,520
Voestalpine AG	2,414	60,181
		578,575
Belgium - .8%
Ageas SA	3,235	124,274
Anheuser-Busch InBev SA	17,990	1,023,413
D'ieteren Group	421	62,600
Elia Group SA	631	60,014
Groupe Bruxelles Lambert NV	514	37,670
Groupe Bruxelles Lambert NV	1,430	104,801
KBC Group NV	5,184	285,359
Lotus Bakeries NV	9	66,770
Sofina SA	313	59,624
Solvay SA	1,575	166,365
UCB SA	2,582	189,213
Umicore SA	4,461	106,084
Warehouses De Pauw, CVA	3,420	84,847
		2,371,034
Chile - .0%
Antofagasta PLC	7,938	129,782

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Denmark - 3.4%
AP Moller - Maersk A/S, Cl. A	66		107,687
AP Moller - Maersk A/S, Cl. B	99		164,750
Carlsberg AS, Cl. B	2,022		241,266
Chr. Hansen Holding A/S	2,128		144,911
Coloplast A/S, Cl. B	2,815		293,511
Danske Bank A/S	14,286		334,814
Demant A/S	2,006	[b]	76,583
DSV A/S	3,855		573,616
Genmab A/S	1,368	[b]	387,514
Novo Nordisk A/S, Cl. B	67,589		6,517,967
Novozymes A/S, Cl. B	4,356		195,783
Orsted AS	3,827	[c]	185,430
Pandora A/S	1,801		203,998
Rockwool A/S, Cl. B	185		41,157
Tryg A/S	7,078		138,256
Vestas Wind Systems A/S	20,916	[b]	452,066
			10,059,309
Finland - 1.1%
Elisa OYJ	3,015		127,968
Fortum OYJ	8,904		106,025
Kesko OYJ, Cl. B	5,455		92,503
Kone OYJ, Cl. B	7,019		304,157
Metso OYJ	13,373		118,255
Neste OYJ	8,729		293,048
Nokia OYJ	110,820		369,795
Nordea Bank Abp	66,721		701,474
Orion OYJ, Cl. B	2,289		91,244
Sampo OYJ, Cl. A	9,525		375,900
Stora Enso OYJ, Cl. R	12,381		149,151
UPM-Kymmene OYJ	11,054		371,875
Wartsila OYJ Abp	10,184		121,261
			3,222,656
France - 11.8%
Accor SA	3,841		122,617
Aeroports de Paris SA	621		69,643
Air Liquide SA	10,847		1,859,048
Airbus SE	12,278		1,642,280
Alstom SA	5,765		77,953
Amundi SA	1,303	[c]	68,183
Arkema SA	1,199		112,523
AXA SA	38,010		1,128,063
BioMerieux	891		85,583
BNP Paribas SA	21,730		1,248,793

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
France - 11.8% (continued)
Bollore SE	14,626		79,936
Bouygues SA	4,007		141,231
Bureau Veritas SA	6,232		141,983
Capgemini SE	3,415		605,308
Carrefour SA	12,274		215,524
Cie Generale des Etablissements Michelin SCA	14,051		417,125
Compagnie de Saint-Gobain SA	9,574		522,955
Covivio SA	998		42,856
Credit Agricole SA	24,901		300,979
Danone SA	13,336		794,379
Dassault Aviation SA	410		81,548
Dassault Systemes SE	13,876		572,339
Edenred SE	5,153		275,149
Eiffage SA	1,558		141,797
Engie SA	37,829		602,455
EssilorLuxottica SA	6,107		1,104,471
Eurazeo SE	811		45,737
Gecina SA	978		96,181
Getlink SE	7,614		122,860
Hermes International SCA	656		1,230,207
Ipsen SA	789		93,363
Kering SA	1,542		623,649
Klepierre SA	4,571		111,236
La Francaise des Jeux SAEM	2,264	[c]	73,096
Legrand SA	5,526		477,317
L'Oreal SA	4,995		2,095,164
LVMH Moet Hennessy Louis Vuitton SE	5,719		4,092,902
Orange SA	38,565		453,714
Pernod Ricard SA	4,236		753,158
Publicis Groupe SA	4,740		361,895
Remy Cointreau SA	485		55,236
Renault SA	3,890		136,687
Safran SA	7,079		1,102,662
Sanofi SA	23,531		2,147,594
Sartorius Stedim Biotech	589		110,739
Schneider Electric SE	11,271		1,733,195
SEB SA	532		52,678
Societe Generale SA	15,065		338,740
Sodexo SA	1,795		190,018
STMicroelectronics NV	14,155		542,404
Teleperformance SE	1,260		144,310
Thales SA	2,173		320,240

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
France - 11.8% (continued)
TotalEnergies SE	46,568		3,118,819
Unibail-Rodamco-Westfield	2,374	[b]	117,579
Valeo SE	4,331		57,171
Veolia Environnement SA	14,076		386,023
Vinci SA	11,007		1,217,157
Vivendi SE	13,566		121,480
Wendel SE	572		42,920
Worldline SA	5,095	[b,c]	64,563
			35,085,415
Germany - 7.7%
adidas AG	3,355		593,426
Allianz SE	8,353		1,952,363
BASF SE	18,513		852,854
Bayer AG	20,347		874,407
Bayerische Motoren Werke AG	6,234		578,024
Bechtle AG	1,673		74,415
Beiersdorf AG	2,075		272,169
Brenntag SE	3,005		222,940
Carl Zeiss Meditec AG-BR	844		73,000
Commerzbank AG	21,859		234,502
Continental AG	2,224		144,413
Covestro AG	4,115	[b,c]	207,692
Daimler Truck Holding AG	10,276		322,018
Delivery Hero SE	3,693	[b,c]	93,554
Deutsche Bank AG	40,143		439,606
Deutsche Boerse AG	3,935		646,354
Deutsche Lufthansa AG	12,859		89,822
Deutsche Telekom AG	67,130		1,454,669
DHL Group	20,530		797,942
E.ON SE	46,500		551,810
Evonik Industries AG	4,466		82,042
Fresenius Medical Care AG & Co. KGaA	4,135		137,280
Fresenius SE & Co. KGaA	8,644		221,493
GEA Group AG	3,240		110,475
Hannover Rueck SE	1,242		273,493
Heidelberg Materials AG	2,998		217,233
HelloFresh SE	3,206	[b]	69,620
Henkel AG & Co. KGaA	2,090		131,987
Infineon Technologies AG	27,047		785,886
Knorr-Bremse AG	1,553		86,296
LEG Immobilien SE	1,594	[b]	99,239
Mercedes-Benz Group AG	16,618		974,713
Merck KGaA	2,677		402,891

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Germany - 7.7% (continued)
MTU Aero Engines AG	1,141		213,739
Muenchener Rueckversicherungs-Gesellschaft AG	2,826		1,131,623
Nemetschek SE	1,157		86,203
Puma SE	2,254		126,980
Rational AG	106		60,569
Rheinmetall AG	896		256,389
RWE AG	13,095		500,381
SAP SE	21,627		2,898,014
Scout24 SE	1,595	[c]	97,728
Siemens AG	15,741		2,081,457
Siemens Energy AG	10,489	[b]	92,862
Siemens Healthineers AG	5,825	[c]	285,063
Symrise AG	2,729		277,790
Talanx AG	1,264		79,466
Telefonica Deutschland Holding AG	19,705		33,435
Volkswagen AG	626		72,101
Vonovia SE	15,311		351,489
Wacker Chemie AG	336		41,064
Zalando SE	4,771	[b,c]	111,054
			22,866,035
Hong Kong - 2.5%
AIA Group Ltd.	239,200		2,083,238
BOC Hong Kong Holdings Ltd.	78,000		206,454
Budweiser Brewing Co. APAC Ltd.	33,300	[c]	63,296
CK Asset Holdings Ltd.	40,475		202,167
CK Hutchison Holdings Ltd.	55,475		279,740
CK Infrastructure Holdings Ltd.	13,500		62,522
CLP Holdings Ltd.	33,288		244,316
ESR Group Ltd.	44,600	[a,c]	57,200
Futu Holdings Ltd., ADR	1,064	[b]	58,999
Galaxy Entertainment Group Ltd.	46,277		259,209
Hang Lung Properties Ltd.	38,000		50,261
Hang Seng Bank Ltd.	16,200		185,525
Henderson Land Development Co. Ltd.	28,138		73,319
HKT Trust & HKT Ltd.	81,660		84,653
Hong Kong & China Gas Co. Ltd.	238,267	[a]	165,889
Hong Kong Exchanges & Clearing Ltd.	24,942		867,279
Hongkong Land Holdings Ltd.	23,600		74,824
Jardine Matheson Holdings Ltd.	3,346		135,456
Link REIT	52,239		239,553
MTR Corp. Ltd.	30,756		114,922
New World Development Co. Ltd.	31,141	[a]	57,037

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Hong Kong - 2.5% (continued)
Power Assets Holdings Ltd.	29,500		141,003
Prudential PLC	57,023		598,186
Sino Land Co. Ltd.	75,631	[a]	75,457
SITC International Holdings Co. Ltd.	27,000		41,730
Sun Hung Kai Properties Ltd.	29,699		304,826
Swire Pacific Ltd., Cl. A	9,000		57,859
Swire Properties Ltd.	21,200		41,300
Techtronic Industries Co. Ltd.	27,865		252,715
WH Group Ltd.	177,385	[c]	105,951
Wharf Real Estate Investment Co. Ltd.	35,311		123,982
Xinyi Glass Holdings Ltd.	34,000		39,224
			7,348,092
Ireland - 1.2%
AerCap Holdings NV	3,327	[b]	206,673
AIB Group PLC	30,897		133,790
Bank of Ireland Group PLC	21,783		194,799
CRH PLC	15,029		811,324
DCC PLC	2,002		111,170
Experian PLC	19,055		579,649
Flutter Entertainment PLC	3,657	[b]	574,544
James Hardie Industries PLC-CDI	9,049	[b]	225,016
Kerry Group PLC, Cl. A	3,394		262,944
Kingspan Group PLC	3,197		214,979
Smurfit Kappa Group PLC	5,237		171,147
			3,486,035
Israel - .6%
Azrieli Group Ltd.	888		38,174
Bank Hapoalim BM	26,089		186,411
Bank Leumi Le-Israel BM	31,437		202,230
Check Point Software Technologies Ltd.	1,957	[b]	262,727
CyberArk Software Ltd.	883	[b]	144,494
Elbit Systems Ltd.	525		97,509
Global-e Online Ltd.	1,807	[b]	63,444
ICL Group Ltd.	16,543		80,250
Israel Discount Bank Ltd., Cl. A	26,612		116,882
Mizrahi Tefahot Bank Ltd.	3,320		102,718
Monday.com Ltd.	425	[b]	55,246
NICE Ltd.	1,293	[b]	199,801
Teva Pharmaceutical Industries Ltd., ADR	23,563	[b]	202,171
Wix.com Ltd.	1,054	[b]	84,215
			1,836,272

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Italy - 2.2%
Amplifon SpA	2,637		74,621
Assicurazioni Generali SpA	20,992		417,457
Davide Campari-Milano NV	10,465		115,723
DiaSorin SpA	419		37,577
Enel SpA	168,453		1,071,097
Eni SpA	48,944		798,528
Ferrari NV	2,611		790,308
FinecoBank SpA	12,963		153,028
Infrastrutture Wireless Italiane SpA	7,020	[c]	76,860
Intesa Sanpaolo SpA	321,863		838,420
Mediobanca Banca Di Credito Finanziario SpA	11,624	[a]	138,679
Moncler SpA	4,387		228,189
Nexi SpA	12,387	[b,c]	72,049
Poste Italiane SpA	10,964	[c]	108,700
Prysmian SpA	5,425		203,603
Recordati Industria Chimica E Farmaceutica SpA	2,094		96,842
Snam SpA	41,469		190,454
Telecom Italia SpA	210,456	[a,b]	54,356
Terna Rete Elettrica Nazionale	29,861		228,742
UniCredit SpA	38,186		955,318
			6,650,551
Japan - 22.8%
Advantest Corp.	15,900		410,897
Aeon Co. Ltd.	13,400		281,937
AGC, Inc.	3,960		134,625
Aisin Corp.	3,100		107,943
Ajinomoto Co., Inc.	9,300		340,231
ANA Holdings, Inc.	3,500		68,562
Asahi Group Holdings Ltd.	10,000		361,015
Asahi Intecc Co. Ltd.	4,700		78,684
Asahi Kasei Corp.	26,600		163,320
Astellas Pharma, Inc.	37,495		473,018
Azbil Corp.	2,400		70,941
Bandai Namco Holdings, Inc.	12,250		254,366
Baycurrent Consulting, Inc.	2,500		62,917
Bridgestone Corp.	11,800		445,235
Brother Industries Ltd.	4,900		76,413
Canon, Inc.	20,917		493,095
Capcom Co. Ltd.	3,700		118,477
Central Japan Railway Co.	14,900		334,208
Chubu Electric Power Co., Inc.	13,600		165,113

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Japan - 22.8% (continued)
Chugai Pharmaceutical Co. Ltd.	13,884	413,743
Concordia Financial Group Ltd.	22,800	105,259
CyberAgent, Inc.	9,100	47,903
Dai Nippon Printing Co. Ltd.	4,700	122,664
Daifuku Co. Ltd.	6,500	108,895
Dai-ichi Life Holdings, Inc.	19,500	409,368
Daiichi Sankyo Co. Ltd.	38,349	985,412
Daikin Industries Ltd.	5,500	792,069
Daito Trust Construction Co. Ltd.	1,300	139,585
Daiwa House Industry Co. Ltd.	12,300	338,437
Daiwa House REIT Investment Corp.	46	81,329
Daiwa Securities Group, Inc.	27,100	156,656
Denso Corp.	36,400	539,547
Dentsu Group, Inc.	4,300	124,457
Disco Corp.	1,900	334,437
East Japan Railway Co.	6,300	328,758
Eisai Co. Ltd.	5,200	275,901
ENEOS Holdings, Inc.	59,526	219,030
FANUC Corp.	19,545	501,362
Fast Retailing Co. Ltd.	3,574	790,435
Fuji Electric Co. Ltd.	2,700	102,782
FUJIFILM Holdings Corp.	7,700	422,012
Fujitsu Ltd.	3,680	476,417
GLP J-REIT	95	85,126
GMO Payment Gateway, Inc.	900	36,142
Hakuhodo DY Holdings, Inc.	3,800	30,250
Hamamatsu Photonics K.K.	3,000	111,016
Hankyu Hanshin Holdings, Inc.	4,900	153,925
Hikari Tsushin, Inc.	400	57,771
Hirose Electric Co. Ltd.	633	71,716
Hitachi Construction Machinery Co. Ltd.	2,300	59,301
Hitachi Ltd.	19,480	1,237,881
Honda Motor Co. Ltd.	95,677	982,615
Hoshizaki Corp.	2,100	67,827
Hoya Corp.	7,300	702,235
Hulic Co. Ltd.	8,200	75,120
Ibiden Co. Ltd.	2,400	102,216
Idemitsu Kosan Co. Ltd.	3,875	87,953
Iida Group Holdings Co. Ltd.	3,200	49,737
Inpex Corp.	20,000	293,673
Isuzu Motors Ltd.	12,500	138,751
ITOCHU Corp.	24,600	886,339
Japan Airlines Co. Ltd.	3,200	59,258

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 22.8% (continued)
Japan Exchange Group, Inc.	10,200		200,368
Japan Metropolitan Fund Investment Corp.	139		89,568
Japan Post Bank Co. Ltd.	29,900		277,102
Japan Post Holdings Co. Ltd.	47,000		415,083
Japan Post Insurance Co. Ltd.	3,600		68,938
Japan Real Estate Investment Corp.	25		92,881
Japan Tobacco, Inc.	25,200		588,273
JFE Holdings, Inc.	10,460		145,701
JSR Corp.	3,800		100,781
Kajima Corp.	8,500		140,667
Kao Corp.	9,600		349,106
Kawasaki Kisen Kaisha Ltd.	2,900		99,106
KDDI Corp.	30,963		923,675
KDX Realty Investment Corp.	86		89,756
Keio Corp.	2,200	[a]	65,141
Keisei Electric Railway Co. Ltd.	2,800		105,358
Keyence Corp.	4,040		1,563,892
Kikkoman Corp.	2,900		165,093
Kintetsu Group Holdings Co. Ltd.	3,835		107,937
Kirin Holdings Co. Ltd.	16,000		224,410
Kobayashi Pharmaceutical Co. Ltd.	1,100		45,355
Kobe Bussan Co. Ltd.	3,200		79,342
Koei Tecmo Holdings Co. Ltd.	2,640		34,529
Koito Manufacturing Co. Ltd.	4,100		61,283
Komatsu Ltd.	19,200		445,181
Konami Group Corp.	2,100		109,092
Kose Corp.	700		46,024
Kubota Corp.	20,800		276,814
Kurita Water Industries Ltd.	2,300		69,649
Kyocera Corp.	6,600		325,964
Kyowa Kirin Co. Ltd.	5,805		91,548
Lasertec Corp.	1,600		266,802
LIXIL Corp.	6,224		68,002
M3, Inc.	8,900		138,066
Makita Corp.	4,800		130,741
Marubeni Corp.	29,800		439,282
Matsukiyococokara & Co.	7,200		126,290
Mazda Motor Corp.	12,200		118,093
McDonald's Holdings Co. Japan Ltd.	1,800	[a]	70,128
MEIJI Holdings Co. Ltd.	4,784		117,935
Minebea Mitsumi, Inc.	7,200		112,885
MISUMI Group, Inc.	6,038		90,495

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 98.3% (continued)
Japan - 22.8% (continued)
Mitsubishi Chemical Group Corp.	25,980	146,985
Mitsubishi Corp.	23,798	1,108,136
Mitsubishi Electric Corp.	40,000	447,741
Mitsubishi Estate Co. Ltd.	23,300	297,567
Mitsubishi HC Capital, Inc.	16,800	110,221
Mitsubishi Heavy Industries Ltd.	6,670	341,685
Mitsubishi UFJ Financial Group, Inc.	236,490	1,987,072
Mitsui & Co. Ltd.	27,200	999,614
Mitsui Chemicals, Inc.	3,300	82,934
Mitsui Fudosan Co. Ltd.	18,586	402,751
Mitsui O.S.K. Lines Ltd.	7,000	179,773
Mizuho Financial Group, Inc.	49,950	849,167
MonotaRO Co. Ltd.	5,600	44,909
MS&AD Insurance Group Holdings, Inc.	8,857	323,453
Murata Manufacturing Co. Ltd.	35,700	592,655
NEC Corp.	5,080	244,865
NEXON Co. Ltd.	6,900	128,290
NGK Insulators Ltd.	5,000	60,952
Nidec Corp.	8,600	314,720
Nintendo Co. Ltd.	21,450	888,056
Nippon Building Fund, Inc.	30	120,538
Nippon Express Holdings, Inc.	1,452	74,622
Nippon Paint Holdings Co. Ltd.	19,100	128,397
Nippon Prologis REIT, Inc.	48	85,358
Nippon Sanso Holdings Corp.	3,700	93,137
Nippon Steel Corp.	17,761	382,789
Nippon Telegraph & Telephone Corp.	618,900	725,408
Nippon Yusen KK	10,240	248,466
Nissan Chemical Corp.	2,700	109,910
Nissan Motor Co. Ltd.	49,400	189,925
Nissin Foods Holdings Co. Ltd.	1,300	113,051
Nitori Holdings Co. Ltd.	1,700	184,681
Nitto Denko Corp.	3,000	194,512
Nomura Holdings, Inc.	62,000	239,205
Nomura Real Estate Holdings, Inc.	2,300	53,561
Nomura Real Estate Master Fund, Inc.	91	100,382
Nomura Research Institute Ltd.	8,249	217,819
NTT Data Group Corp.	12,800	158,132
Obayashi Corp.	13,800	118,270
OBIC Co. Ltd.	1,400	207,653
Odakyu Electric Railway Co. Ltd.	6,300	89,729
Oji Holdings Corp.	18,200	77,887
Olympus Corp.	26,600	356,524

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 22.8% (continued)
Omron Corp.	3,700		132,944
Ono Pharmaceutical Co. Ltd.	8,100		139,834
Open House Group Co. Ltd.	1,600		52,643
Oracle Corp.	800		56,816
Oriental Land Co. Ltd.	22,600		731,979
ORIX Corp.	24,300		441,401
Osaka Gas Co. Ltd.	8,000		150,865
Otsuka Corp.	2,400		96,180
Otsuka Holdings Co. Ltd.	8,000		269,646
Pan Pacific International Holdings Corp.	7,700		150,814
Panasonic Holdings Corp.	45,795		400,385
Persol Holdings Co. Ltd.	38,000		56,971
Rakuten Group, Inc.	29,900		111,003
Recruit Holdings Co. Ltd.	29,900		864,854
Renesas Electronics Corp.	26,400	[b]	347,028
Resona Holdings, Inc.	43,800		234,505
Ricoh Co. Ltd.	11,000		89,014
Rohm Co. Ltd.	7,200		114,810
SBI Holdings, Inc.	5,230		112,707
SCSK Corp.	3,300		56,501
Secom Co. Ltd.	4,300		299,037
Seiko Epson Corp.	5,700		79,133
Sekisui Chemical Co. Ltd.	7,800		106,725
Sekisui House Ltd.	12,400		242,582
Seven & i Holdings Co. Ltd.	15,760		573,687
SG Holdings Co. Ltd.	6,500		92,038
Sharp Corp.	5,000	[b]	31,372
Shimadzu Corp.	5,000		118,103
Shimano, Inc.	1,600		231,707
Shimizu Corp.	10,900		77,609
Shin-Etsu Chemical Co. Ltd.	37,700		1,128,149
Shionogi & Co. Ltd.	5,400		250,424
Shiseido Co. Ltd.	8,300		262,746
Shizuoka Financial Group, Inc.	9,000		76,267
SMC Corp.	1,200		553,048
Softbank Corp.	59,500		671,907
SoftBank Group Corp.	21,340		875,436
Sompo Holdings, Inc.	6,070		262,397
Sony Group Corp.	26,080		2,158,480
Square Enix Holdings Co. Ltd.	1,900		63,361
Subaru Corp.	13,100		225,012
Sumco Corp.	7,400		95,679
Sumitomo Chemical Co. Ltd.	27,300		69,246

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 22.8% (continued)
Sumitomo Corp.	21,600		426,811
Sumitomo Electric Industries Ltd.	14,600		152,474
Sumitomo Metal Mining Co. Ltd.	5,200		146,447
Sumitomo Mitsui Financial Group, Inc.	26,300		1,262,721
Sumitomo Mitsui Trust Holdings, Inc.	6,664		248,175
Sumitomo Realty & Development Co. Ltd.	6,100		153,199
Suntory Beverage & Food Ltd.	2,900		87,005
Suzuki Motor Corp.	7,600		294,936
Sysmex Corp.	3,400		165,404
T&D Holdings, Inc.	10,100		179,285
Taisei Corp.	3,400		114,951
Takeda Pharmaceutical Co. Ltd.	32,723		887,465
TDK Corp.	8,000		300,400
Terumo Corp.	13,800		376,205
The Chiba Bank Ltd.	10,800		80,448
The Kansai Electric Power Company, Inc.	14,899		191,160
TIS, Inc.	4,700		100,805
Tobu Railway Co. Ltd.	4,000		96,188
Toho Co. Ltd.	2,400		82,019
Tokio Marine Holdings, Inc.	37,300		831,399
Tokyo Electric Power Co. Holdings, Inc.	30,672	[b]	130,093
Tokyo Electron Ltd.	9,800		1,316,367
Tokyo Gas Co. Ltd.	8,000		178,371
Tokyu Corp.	10,310		116,350
Toppan, Inc.	5,200		119,941
Toray Industries, Inc.	27,900		136,473
Toshiba Corp.	1,800	[b]	54,663
Tosoh Corp.	5,000		61,052
TOTO Ltd.	2,800		67,397
Toyota Industries Corp.	3,100		230,378
Toyota Motor Corp.	219,675		3,874,051
Toyota Tsusho Corp.	4,300		228,587
Trend Micro, Inc.	2,800		105,788
Unicharm Corp.	8,400		284,727
USS Co. Ltd.	4,500		78,624
Welcia Holdings Co. Ltd.	2,000		33,052
West Japan Railway Co.	4,400		167,706
Yakult Honsha Co. Ltd.	5,200		122,380
Yamaha Corp.	3,000		79,971
Yamaha Motor Co. Ltd.	6,000		146,298
Yamato Holdings Co. Ltd.	5,200		86,740
Yaskawa Electric Corp.	5,100		167,236

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 22.8% (continued)
Yokogawa Electric Corp.	4,900		88,796
Z Holdings Corp.	54,000		136,788
Zensho Holdings Co. Ltd.	2,000		105,480
ZOZO, Inc.	2,700		51,261
			67,945,257
Jordan - .0%
Hikma Pharmaceuticals PLC	3,561		82,504
Luxembourg - .2%
ArcelorMittal SA	10,576		233,677
Eurofins Scientific SE	2,867		145,804
Tenaris SA	9,535		150,780
			530,261
Macau - .0%
Sands China Ltd.	51,013	[b]	136,829
Netherlands - 4.6%
ABN AMRO Bank NV-CVA	8,619	[c]	115,788
Adyen NV	450	[b,c]	304,201
Aegon Ltd.	36,002		175,189
Akzo Nobel NV	3,500		235,065
argenx SE	1,159	[b]	546,167
ASM International NV	973		402,415
ASML Holding NV	8,350		5,023,020
ASR Nederland NV	3,238		120,665
BE Semiconductor Industries NV	1,545		159,580
Euronext NV	1,717	[c]	119,601
EXOR NV	2,310		198,052
Heineken Holding NV	2,746		209,326
Heineken NV	5,965		535,953
IMCD NV	1,209		145,795
ING Groep NV	74,965		961,262
JDE Peet's NV	2,730		75,844
Koninklijke Ahold Delhaize NV	20,361		602,741
Koninklijke KPN NV	66,639		224,130
Koninklijke Philips NV	19,234		364,956
NN Group NV	5,116		164,305
OCI NV	1,988		46,301
Prosus NV	31,660	[b]	886,778
QIAGEN NV	4,850	[b]	179,742
Randstad NV	2,357		122,035
Stellantis NV	14,164		265,020
Stellantis NV	31,658		592,070
Universal Music Group NV	16,970		413,789

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Netherlands - 4.6% (continued)
Wolters Kluwer NV	5,334		685,891
			13,875,681
New Zealand - .2%
Auckland International Airport Ltd.	26,832		114,747
Fisher & Paykel Healthcare Corp. Ltd.	12,346		149,825
Mercury NZ Ltd.	14,870		51,190
Meridian Energy Ltd.	26,985		76,132
Spark New Zealand Ltd.	36,770		106,760
Xero Ltd.	2,939	[b]	201,278
			699,932
Norway - .7%
Adevinta ASA	6,286	[b]	55,321
Aker BP ASA	6,633		190,796
DNB Bank ASA	19,318		348,345
Equinor ASA	18,660		624,189
Gjensidige Forsikring ASA	3,811		57,088
Kongsberg Gruppen ASA	1,795		73,316
Mowi ASA	9,293		150,897
Norsk Hydro ASA	27,044		154,268
Orkla ASA	15,996		110,386
Salmar ASA	1,467		69,637
Telenor ASA	14,241		145,593
Yara International ASA	3,374		109,940
			2,089,776
Portugal - .2%
EDP - Energias de Portugal SA	64,791		273,292
Galp Energia SGPS SA	10,078		151,720
Jeronimo Martins SGPS SA	5,684		132,401
			557,413
Singapore - 1.4%
Capitaland Ascendas REIT	79,127		150,329
CapitaLand Integrated Commercial Trust	107,777		138,942
Capitaland Investment Ltd.	51,900		111,761
City Developments Ltd.	8,900		41,156
DBS Group Holdings Ltd.	37,548		902,803
Genting Singapore Ltd.	128,527		80,811
Grab Holdings Ltd., Cl. A	39,518	[b]	121,320
Jardine Cycle & Carriage Ltd.	2,200		45,326
Keppel Corp. Ltd.	31,000		140,855
Keppel REIT	6,200		3,601
Mapletree Logistics Trust	72,611		77,995
Mapletree Pan Asia Commercial Trust	49,700		48,360
Oversea-Chinese Banking Corp. Ltd.	70,124		649,662

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Singapore - 1.4% (continued)
Sea Ltd., ADR	7,557	[b]	315,127
Seatrium Ltd.	897,420	[b]	73,552
Sembcorp Industries Ltd.	19,600		65,735
Singapore Airlines Ltd.	30,233	[a]	135,089
Singapore Exchange Ltd.	18,300		126,816
Singapore Technologies Engineering Ltd.	33,100		90,924
Singapore Telecommunications Ltd.	170,051		295,745
United Overseas Bank Ltd.	26,163		516,502
UOL Group Ltd.	9,211		39,790
Wilmar International Ltd.	37,700		98,274
			4,270,475
Spain - 2.6%
Acciona SA	531		67,075
ACS Actividades de Construccion y Servicios SA	4,665		168,707
Aena SME SA	1,535	[c]	222,453
Amadeus IT Group SA	9,330		533,042
Banco Bilbao Vizcaya Argentaria SA	123,553		970,473
Banco Santander SA	335,196		1,233,441
CaixaBank SA	85,459		347,024
Cellnex Telecom SA	11,706	[c]	345,039
Corp Acciona Energias Renovables SA	1,405	[a]	38,235
EDP Renovaveis SA	6,333		102,318
Enagas SA	5,354		89,627
Endesa SA	6,346		119,585
Ferrovial SE	10,715		322,899
Grifols SA	6,175	[b]	69,513
Iberdrola SA	126,095		1,405,220
Industria de Diseno Textil SA	22,593		780,403
Natural Energy Group SA	2,335		66,126
Redeia Corp. SA	8,157		127,256
Repsol SA	26,631		389,037
Telefonica SA	107,190		412,450
			7,809,923
Sweden - 2.8%
Alfa Laval AB	5,836		188,860
Assa Abloy AB, Cl. B	20,759		442,396
Atlas Copco AB, Cl. A	55,632		719,759
Atlas Copco AB, Cl. B	32,328		362,724
Beijer Ref AB	7,490	[a]	71,421
Boliden AB	5,564		143,432
Epiroc AB, Cl. A	13,558		223,227
Epiroc AB, Cl. B	8,389		116,351

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Sweden - 2.8% (continued)
EQT AB	7,351		134,244
Essity AB, Cl. B	12,552		286,416
Evolution AB	3,796	[c]	338,834
Fastighets AB Balder, Cl. B	14,174	[a,b]	60,388
Getinge AB, Cl. B	4,872		87,586
H & M Hennes & Mauritz AB, Cl. B	13,228		177,109
Hexagon AB, Cl. B	43,001		350,967
Holmen AB, Cl. B	2,016		76,237
Husqvarna AB, Cl. B	7,464		48,356
Industrivarden AB, Cl. A	2,800		72,500
Industrivarden AB, Cl. C	3,322		85,718
Indutrade AB	5,859		104,016
Investment AB Latour, Cl. B	3,140		54,312
Investor AB, Cl. B	35,848		659,021
L E Lundbergforetagen AB, Cl. B	1,619		66,155
Lifco AB, Cl. B	5,015		91,678
Nibe Industrier AB, Cl. B	31,146		180,403
Saab AB	1,719		88,143
Sagax AB, Cl. B	4,108		74,227
Sandvik AB	22,083		375,700
Securitas AB, Cl. B	10,474		83,835
Skandinaviska Enskilda Banken AB, Cl. A	33,298		371,387
Skanska AB, Cl. B	6,747		101,639
SKF AB, Cl. B	7,257		117,308
Svenska Cellulosa AB SCA, Cl. B	12,240		168,420
Svenska Handelsbanken AB, Cl. A	30,070		255,995
Swedbank AB, Cl. A	17,584		289,151
Swedish Orphan Biovitrum AB	3,911	[b]	80,448
Tele2 AB, Cl. B	10,404		73,997
Telefonaktiebolaget LM Ericsson, Cl. B	60,292		270,938
Telia Co. AB	46,126	[a]	97,555
Volvo AB, Cl. A	4,303		86,175
Volvo AB, Cl. B	31,254		619,104
Volvo Car AB, Cl. B	12,960	[b]	44,704
			8,340,836
Switzerland - 10.3%
ABB Ltd.	33,132		1,113,990
Adecco Group AG	3,384		128,005
Alcon, Inc.	10,349		741,586
Bachem Holding AG	743		53,884
Baloise Holding AG	920		131,774
Banque Cantonale Vaudoise	612		69,176
Barry Callebaut AG	76		115,270

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Switzerland - 10.3% (continued)
BKW AG	454		76,395
Chocoladefabriken Lindt & Spruengli AG	2		217,724
Chocoladefabriken Lindt & Spruengli AG-PC	20		221,716
Cie Financiere Richemont SA, CI. A	10,811		1,276,480
Clariant AG	4,234		59,965
Coca-Cola HBC AG	4,529		117,690
DSM-Firmenich AG	3,841		349,053
Dufry AG	1,937	[b]	67,932
EMS-Chemie Holding AG	145		98,826
Geberit AG	700		326,538
Givaudan SA	191		634,160
Glencore PLC	218,142		1,152,514
Helvetia Holding AG	729		97,644
Holcim Ltd.	10,795		668,365
Julius Baer Group Ltd.	4,362		258,334
Kuehne + Nagel International AG	1,125		303,910
Logitech International SA	3,382		265,442
Lonza Group AG	1,542		540,724
Nestle SA	55,299		5,965,871
Novartis AG	42,453		3,963,356
Partners Group Holding AG	476		504,268
Roche Holding AG	14,551		3,759,213
Roche Holding AG-BR	660		179,633
Sandoz Group AG	8,413	[b]	218,730
Schindler Holding AG	493		95,901
Schindler Holding AG-PC	867		175,082
SGS SA	3,087		251,858
Sig Group AG	6,494		143,380
Sika AG	3,031		723,583
Sonova Holding AG	1,077		255,209
Straumann Holding AG	2,312		275,429
Swiss Life Holding AG	617		396,159
Swiss Prime Site AG	1,553		144,584
Swiss Re AG	6,247		682,073
Swisscom AG	535		320,263
Temenos AG	1,241		89,354
The Swatch Group AG	1,118		54,158
The Swatch Group AG-BR	626		160,343
UBS Group AG	68,119		1,591,275
VAT Group AG	575	[c]	203,278
Zurich Insurance Group AG	3,116		1,476,385
			30,716,482

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
United Arab Emirates - .0%
NMC Health PLC	4,176	[b,d]	0
United Kingdom - 14.0%
3i Group PLC	20,159		476,156
abrdn PLC	38,506		73,565
Admiral Group PLC	4,269		127,217
Anglo American PLC	26,318		671,802
Ashtead Group PLC	9,076		519,884
Associated British Foods PLC	7,094		174,874
AstraZeneca PLC	32,100		4,012,364
Auto Trader Group PLC	19,553	[c]	148,260
Aviva PLC	56,706		275,156
BAE Systems PLC	63,135		847,614
Barclays PLC	322,182		515,130
Barratt Developments PLC	19,398		97,978
Berkeley Group Holdings PLC	2,132		105,072
BP PLC	359,380		2,193,777
British American Tobacco PLC	44,002		1,313,177
BT Group PLC	132,910		182,927
Bunzl PLC	6,941		247,989
Burberry Group PLC	7,709		158,835
Centrica PLC	114,398		219,340
CNH Industrial NV	21,194		235,050
Coca-Cola Europacific Partners PLC	4,269		249,779
Compass Group PLC	35,905		905,978
Croda International PLC	2,966		158,056
Diageo PLC	46,539		1,763,608
Endeavour Mining PLC	3,989		82,111
Entain PLC	12,946		147,335
GSK PLC	84,813		1,508,852
Haleon PLC	114,757		459,310
Halma PLC	8,066		181,474
Hargreaves Lansdown PLC	7,576		65,482
HSBC Holdings PLC	409,415		2,949,832
Imperial Brands PLC	17,666		376,679
Informa PLC	29,587		256,957
InterContinental Hotels Group PLC	3,557		252,067
Intertek Group PLC	3,437		160,425
J Sainsbury PLC	33,229		103,986
JD Sports Fashion PLC	55,481		86,065
Johnson Matthey PLC	3,907		71,012
Kingfisher PLC	37,964		97,267
Land Securities Group PLC	15,004		104,412
Legal & General Group PLC	123,809		319,130

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
United Kingdom - 14.0% (continued)
Lloyds Banking Group PLC	1,333,846		650,097
London Stock Exchange Group PLC	8,795		884,563
M&G PLC	44,484		107,718
Melrose Industries PLC	27,552		156,574
Mondi PLC	10,259		165,727
National Grid PLC	76,261		906,308
NatWest Group PLC	122,076		265,450
Next PLC	2,481		208,156
Ocado Group PLC	12,446	[a,b]	70,932
Pearson PLC	13,050		151,165
Persimmon PLC	6,373		79,042
Phoenix Group Holdings PLC	15,856		87,904
Reckitt Benckiser Group PLC	14,861		996,276
RELX PLC	39,221		1,371,909
Rentokil Initial PLC	52,194		266,546
Rio Tinto PLC	23,318		1,486,231
Rolls-Royce Holdings PLC	174,322	[b]	457,274
Schroders PLC	16,931		76,132
Segro PLC	24,234		211,210
Severn Trent PLC	5,343		173,259
Shell PLC	138,857		4,462,635
Smith & Nephew PLC	18,554		207,084
Smiths Group PLC	7,014		137,670
Spirax-Sarco Engineering PLC	1,571		156,732
SSE PLC	22,583		449,656
St. James's Place PLC	11,732		91,675
Standard Chartered PLC	49,850		385,307
Taylor Wimpey PLC	75,983		102,917
Tesco PLC	148,469		487,875
The Sage Group PLC	21,154		250,051
Unilever PLC	135		6,396
Unilever PLC	51,955		2,460,206
United Utilities Group PLC	13,790		178,591
Vodafone Group PLC	476,259		439,759
Whitbread PLC	4,014		162,739
Wise PLC, Cl. A	13,226	[b]	107,826
WPP PLC	21,857		188,270
			41,943,846
Total Common Stocks (cost $179,701,673)			293,507,157

STATEMENT OF INVESTMENTS (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .4%
Germany - .4%
Bayerische Motoren Werke AG	10.17	1,176		99,726
Dr Ing hc F Porsche AG	1.16	2,354	[c]	205,530
Henkel AG & Co. KGaA	2.62	3,506		252,513
Porsche Automobil Holding SE	5.81	3,124		139,324
Sartorius AG	0.57	534		133,505
Volkswagen AG	26.63	4,244		447,946
Total Preferred Stocks (cost $1,037,861)				1,278,544
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,044,914)	5.40	1,044,914	[e]	1,044,914

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $629,964)	5.40	629,964	[e]	629,964
Total Investments (cost $182,414,412)		99.2%		296,460,579
Cash and Receivables (Net)		.8%		2,243,338
Net Assets		100.0%		298,703,917

ADR—American Depositary Receipt

BR—Bearer Certificate

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $1,175,542 and the value of the collateral was $1,235,390, consisting of cash collateral of $629,964 and U.S. Government & Agency securities valued at $605,426. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities were valued at $3,673,403 or 1.23% of net assets.

d The fund held Level 3 securities at October 31, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.5
Pharmaceuticals, Biotechnology & Life Sciences	10.7
Banks	9.8
Materials	7.4
Food, Beverage & Tobacco	5.8
Insurance	5.3
Energy	4.8
Consumer Durables & Apparel	4.3
Automobiles & Components	4.1
Financial Services	3.7
Utilities	3.4
Semiconductors & Semiconductor Equipment	3.3
Telecommunication Services	2.8
Household & Personal Products	2.7
Software & Services	2.5
Health Care Equipment & Services	2.3
Technology Hardware & Equipment	2.0
Transportation	2.0
Commercial & Professional Services	2.0
Consumer Services	1.8
Consumer Discretionary Distribution	1.6
Media & Entertainment	1.3
Consumer Staples Distribution	1.3
Real Estate Management & Development	1.2
Equity Real Estate Investment	1.1
Investment Companies	.5
99.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	1,310,432	53,837,010	(54,102,528)	1,044,914	64,702

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .2%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	-	2,047,079	(1,417,115)	629,964	846	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,310,149	6,117,819	(9,427,968)	-	6,059	†††
Total - .5%	4,620,581	62,001,908	(64,947,611)	1,674,878	71,607

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
MSCI EAFE Index	19	12/15/2023	1,915,647	1,875,395	(40,252)
Gross Unrealized Depreciation				(40,252)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,175,542)—Note 1(c):
Unaffiliated issuers	180,739,534	294,785,701
Affiliated issuers	1,674,878	1,674,878
Cash denominated in foreign currency	68,322	67,750
Tax reclaim receivable—Note 1(b)		2,656,761
Dividends and securities lending income receivable		695,607
Cash collateral held by broker—Note 4		95,000
Receivable for shares of Common Stock subscribed		84,108
Receivable for futures variation margin—Note 4		5,508
		300,065,313
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		124,076
Liability for securities on loan—Note 1(c)		629,964
Payable for shares of Common Stock redeemed		547,812
Payable for investment securities purchased		45,313
Directors’ fees and expenses payable		12,503
Interest payable—Note 2		1,728
		1,361,396
Net Assets ($)		298,703,917
Composition of Net Assets ($):
Paid-in capital		218,789,422
Total distributable earnings (loss)		79,914,495
Net Assets ($)		298,703,917

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	202,830,410	95,873,507
Shares Outstanding	11,746,756	5,549,131
Net Asset Value Per Share ($)	17.27	17.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $1,161,721 foreign taxes withheld at source):
Unaffiliated issuers	10,859,630
Affiliated issuers	64,702
Interest	42,003
Income from securities lending—Note 1(c)	6,905
Total Income	10,973,240
Expenses:
Management fee—Note 3(a)	1,257,594
Shareholder servicing costs—Note 3(b)	598,945
Directors’ fees—Note 3(a,c)	29,355
Interest expense—Note 2	10,793
Loan commitment fees—Note 2	8,977
Total Expenses	1,905,664
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(29,356)
Net Expenses	1,876,308
Net Investment Income	9,096,932
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	28,709,656
Net realized gain (loss) on futures	307,183
Net Realized Gain (Loss)	29,016,839
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	18,433,060
Net change in unrealized appreciation (depreciation) on futures	(96,262)
Net Change in Unrealized Appreciation (Depreciation)	18,336,798
Net Realized and Unrealized Gain (Loss) on Investments	47,353,637
Net Increase in Net Assets Resulting from Operations	56,450,569

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	9,096,932	10,905,612
Net realized gain (loss) on investments	29,016,839	10,597,244
Net change in unrealized appreciation (depreciation) on investments	18,336,798	(141,115,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	56,450,569	(119,612,921)
Distributions ($):
Distributions to shareholders:
Investor Shares	(5,478,850)	(9,959,393)
Class I	(3,121,521)	(8,541,436)
Total Distributions	(8,600,371)	(18,500,829)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	27,231,359	72,954,932
Class I	10,066,633	28,259,851
Distributions reinvested:
Investor Shares	5,409,725	9,802,576
Class I	1,075,383	3,188,659
Cost of shares redeemed:
Investor Shares	(90,463,251)	(76,999,464)
Class I	(52,206,229)	(95,386,078)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(98,886,380)	(58,179,524)
Total Increase (Decrease) in Net Assets	(51,036,182)	(196,293,274)
Net Assets ($):
Beginning of Period	349,740,099	546,033,373
End of Period	298,703,917	349,740,099
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	1,524,810	4,154,204
Shares issued for distributions reinvested	324,519	486,722
Shares redeemed	(4,977,991)	(4,381,681)
Net Increase (Decrease) in Shares Outstanding	(3,128,662)	259,245
Class Ia
Shares sold	564,007	1,639,092
Shares issued for distributions reinvested	64,587	158,561
Shares redeemed	(2,914,302)	(5,615,878)
Net Increase (Decrease) in Shares Outstanding	(2,285,708)	(3,818,225)

[a]

During the period ended October 31, 2023, 21,089 Class I shares representing $379,565 were exchanged for 21,093 Investor shares and during the period ended October 31, 2022, 10,956 Class I shares representing $219,658 were exchanged for 10,959 Investor shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.40	20.78	15.85	17.52	16.24
Investment Operations:
Net investment income[a]	.44	.41	.39	.29	.46
Net realized and unrealized gain (loss) on investments	1.81	(5.10)	4.85	(1.46)	1.22
Total from Investment Operations	2.25	(4.69)	5.24	(1.17)	1.68
Distributions:
Dividends from net investment income	(.38)	(.69)	(.31)	(.50)	(.40)
Net asset value, end of period	17.27	15.40	20.78	15.85	17.52
Total Return (%)	14.67	(23.36)	33.21	(7.01)	10.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.61	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.45	2.27	2.00	1.80	2.76
Portfolio Turnover Rate	2.40	3.41	2.99	3.15	7.58
Net Assets, end of period ($ x 1,000)	202,830	229,028	303,693	290,572	366,092

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.41	20.80	15.86	17.53	16.26
Investment Operations:
Net investment income[a]	.48	.47	.45	.33	.50
Net realized and unrealized gain (loss) on investments	1.81	(5.12)	4.84	(1.46)	1.22
Total from Investment Operations	2.29	(4.65)	5.29	(1.13)	1.72
Distributions:
Dividends from net investment income	(.42)	(.74)	(.35)	(.54)	(.45)
Net asset value, end of period	17.28	15.41	20.80	15.86	17.53
Total Return (%)	14.96	(23.18)	33.58	(6.78)	11.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.36	.36	.36	.36
Ratio of net expenses to average net assets	.36	.35	.35	.35	.35
Ratio of net investment income to average net assets	2.69	2.60	2.26	2.04	3.02
Portfolio Turnover Rate	2.40	3.41	2.99	3.15	7.58
Net Assets, end of period ($ x 1,000)	95,874	120,712	242,341	194,165	266,216

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB

ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value

NOTES TO FINANCIAL STATEMENTS (continued)

determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,764,195	291,742,962	††	0	293,507,157
Equity Securities - Preferred Stocks	-	1,278,544	††	-	1,278,544
Investment Companies	1,674,878	-		-	1,674,878
Liabilities ($)
Other Financial Instruments:
Futures†††	(40,252)	-		-	(40,252)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Common Stock ($)
Balance as of 10/31/2022†	0
Purchases/Issuances	-
Sales/Dispositions	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2023†	0
The amount of total net gain (loss) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2023	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $940 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,883,666, accumulated capital losses $23,584,892 and unrealized appreciation $93,615,721.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $2,400,129 of short-term capital losses and $21,184,763 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $8,600,371 and $18,500,829, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $10,793 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $176,986 with a related weighted average annualized interest rate of 6.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The fund’s Adviser has agreed in its management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members, and (2) reduce its fee pursuant to the management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members. These provisions in the management agreement may not be amended without the approval of the fund’s shareholders.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2023, fees reimbursed by the Adviser amounted to $29,356.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, the fund was charged $598,945 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $91,497 and Shareholder Services Plan fees of $43,989, which are offset against an expense reimbursement currently in effect in the amount of $11,410.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2023, amounted to $8,414,848 and $105,122,236, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Equity futures	3,106,038

At October 31, 2023, the cost of investments for federal income tax purposes was $202,743,263; accordingly, accumulated net unrealized appreciation on investments was $93,717,316 consisting of $130,453,202 gross unrealized appreciation and $36,735,886 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc. (the “Company”)), including the statement of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2023:

- the total amount of taxes paid to foreign countries was $1,152,130

- the total amount of income sourced from foreign countries was $12,090,711

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2024. For the fiscal year ended October 31, 2023, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,579,800 represents the maximum amount that may be considered qualified dividend income.

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	41,943,202	1,285,813
Michael D. DiLecce	41,957,234	1,271,779
Gina D. France	42,002,395	1,226,618
Joan L. Gulley	41,868,778	1,360,236
Nathan Leventhal	41,647,187	1,581,827

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company but have not been previously elected by shareholders.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0079AR1023

BNY Mellon S&P 500 Index Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon S&P 500 Index Fund (the “fund”) produced a total return of 9.60%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 10.13% for the same period.2

Large-cap equities gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in the Index in proportion to their weighting in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of the common stocks of 500 companies, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $12.7 billion, to the extent consistent with market conditions.

Equities Gain Ground as Inflation Eases

Large-cap U.S. equities gained ground during the reporting period as interest-rate hikes implemented by the Fed gained traction in the fight against inflation. Inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through September 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Counter to expectations, despite the rise in interest rates, economic growth remained relatively strong, bolstered by robust consumer spending and healthy corporate profits. As a result, investor expectations turned to hopes for a “soft landing,” in which the Fed would bring inflation under control without triggering a serious recession. Growth-oriented stocks performed particularly well in this environment, with market strength led by mega-cap technology-related names leveraged to advances in artificial intelligence (“AI”). Value-oriented and interest-rate-sensitive stocks underperformed, with the utilities, real estate and health care sectors lagging the Index by the widest margin.

Market sentiment shifted during the last three months of the period, as hawkish comments from the Fed dashed hopes that the central bank might soon reverse course and begin to reduce interest rates. As investors absorbed the increasing likelihood that rates would remain higher for longer, stocks lost some of their earlier gains.

2

Growth-Oriented Technology Shares Lead Markets Higher

Communication services stocks produced the strongest returns in the Index, led by fast-growing technology-centric companies such as Meta Platforms, Inc. and Netflix, Inc., as investors’ risk appetites increased. The information technology sector, with an abundance of growth-oriented technology companies, outperformed as well, with notably strong returns from AI-related semiconductor manufacturers, such as NVIDIA Corp. and Broadcom, Inc. The consumer discretionary sector, leveraged to robust consumer spending, also produced relatively strong returns, with leading names including residential construction company PulteGroup, Inc. cruise line operator Royal Caribbean Cruises Ltd. and travel services provider Booking Holdings, Inc.

Conversely, the utilities sector came under pressure as rising interest rates undermined the appeal of high yielding stocks. Notable underperformers included The AES Corp. and Dominion Energy, Inc. Real estate stocks, such as Extra Space Storage, Inc. and Alexandria Real Estate Equities, Inc., lost ground as rising mortgage rates impacted the residential market, while underused office space hurt commercial property values. Finally, health care lagged as demand for COVID-19 vaccines and treatments slowed as the pandemic waned, driving share price contraction for companies such as Insulet Corp., Illumina, Inc. and Moderna, Inc.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

Although the Fed may not raise rates further in the coming months, the impact of recent rate hikes is likely to continue rippling through the economy for some time to come. Time will tell if the rate increases already imposed can bring inflation down to the Fed’s target of 2%, and if the economy can continue to grow despite the impact of higher borrowing costs for consumers and businesses alike.

However developments unfold, in seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2023

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon S&P 500 Index Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon S&P 500 Index Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2023
	1 Year	5 Years	10 Years
Fund	9.60%	10.46%	10.62%
S&P 500® Index	10.13%	11.01%	11.17%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

Expenses paid per $1,000†	$2.53
Ending value (after expenses)	$1,011.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68
†	Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.9%
Aptiv PLC	15,495	[a]	1,351,164
BorgWarner, Inc.	13,310		491,139
Ford Motor Co.	214,178		2,088,236
General Motors Co.	75,436		2,127,295
Tesla, Inc.	150,958	[a]	30,318,405
			36,376,239
Banks - 2.9%
Bank of America Corp.	377,936		9,954,834
Citigroup, Inc.	104,723		4,135,511
Citizens Financial Group, Inc.	26,458		619,911
Comerica, Inc.	7,214		284,232
Fifth Third Bancorp	37,035		878,100
Huntington Bancshares, Inc.	77,414		747,045
JPMorgan Chase & Co.	158,869		22,092,323
KeyCorp	52,079		532,247
M&T Bank Corp.	9,056		1,021,064
Regions Financial Corp.	51,174		743,558
The PNC Financial Services Group, Inc.	21,870		2,503,459
Truist Financial Corp.	73,761		2,091,862
U.S. Bancorp	85,482		2,725,166
Wells Fargo & Co.	200,017		7,954,676
Zions Bancorp NA	8,284		255,561
			56,539,549
Capital Goods - 5.5%
3M Co.	29,862		2,715,949
A.O. Smith Corp.	6,753		471,089
Allegion PLC	4,878		479,800
AMETEK, Inc.	12,660		1,782,148
Axon Enterprise, Inc.	3,956	[a]	808,962
Carrier Global Corp.	46,170		2,200,462
Caterpillar, Inc.	27,879		6,302,048
Cummins, Inc.	7,682		1,661,617
Deere & Co.	14,857		5,428,154
Dover Corp.	7,790		1,012,311
Eaton Corp. PLC	21,998		4,573,604
Emerson Electric Co.	31,525		2,804,779
Fastenal Co.	31,267		1,824,117
Fortive Corp.	19,618		1,280,663
Generac Holdings, Inc.	3,350	[a]	281,635
General Dynamics Corp.	12,271		2,961,115
General Electric Co.	59,499		6,463,376

6

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 5.5% (continued)
Honeywell International, Inc.	36,533		6,695,038
Howmet Aerospace, Inc.	21,582		951,766
Hubbell, Inc.	2,614		706,041
Huntington Ingalls Industries, Inc.	2,095		460,523
IDEX Corp.	4,083		781,527
Illinois Tool Works, Inc.	15,093		3,382,643
Ingersoll Rand, Inc.	21,720		1,317,970
Johnson Controls International PLC	37,406		1,833,642
L3Harris Technologies, Inc.	10,207		1,831,238
Lockheed Martin Corp.	12,340		5,610,258
Masco Corp.	12,800		666,752
Nordson Corp.	2,979		633,306
Northrop Grumman Corp.	7,773		3,664,425
Otis Worldwide Corp.	22,392		1,728,886
PACCAR, Inc.	28,835		2,379,753
Parker-Hannifin Corp.	7,007		2,584,952
Pentair PLC	8,928		518,895
Quanta Services, Inc.	8,087		1,351,499
Rockwell Automation, Inc.	6,351		1,669,106
RTX Corp.	79,438		6,465,459
Snap-on, Inc.	2,928		755,248
Stanley Black & Decker, Inc.	8,442		717,992
Textron, Inc.	10,580		804,080
The Boeing Company	30,954	[a]	5,782,826
Trane Technologies PLC	12,402		2,360,225
TransDigm Group, Inc.	3,029	[a]	2,508,285
United Rentals, Inc.	3,775		1,533,669
W.W. Grainger, Inc.	2,433		1,775,676
Westinghouse Air Brake Technologies Corp.	9,889		1,048,432
Xylem, Inc.	13,022		1,218,078
			106,790,019
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	22,522		4,914,751
Broadridge Financial Solutions, Inc.	6,500		1,109,160
Ceridian HCM Holding, Inc.	8,921	[a]	571,033
Cintas Corp.	4,702		2,384,478
Copart, Inc.	47,061	[a]	2,048,095
Equifax, Inc.	6,557		1,111,871
Jacobs Solutions, Inc.	6,674		889,644
Leidos Holdings, Inc.	7,294		722,981
Paychex, Inc.	17,532		1,946,929
Paycom Software, Inc.	2,579		631,778

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Commercial & Professional Services - 1.3% (continued)
Republic Services, Inc.	11,344		1,684,471
Robert Half, Inc.	6,281		469,630
Rollins, Inc.	13,107		492,954
Veralto Corp.	12,242	[a]	844,698
Verisk Analytics, Inc.	7,851		1,785,003
Waste Management, Inc.	20,222		3,323,081
			24,930,557
Consumer Discretionary Distribution - 5.6%
Amazon.com, Inc.	496,362	[a]	66,060,819
AutoZone, Inc.	993	[a]	2,459,790
Bath & Body Works, Inc.	12,492		370,388
Best Buy Co., Inc.	10,461		699,004
CarMax, Inc.	8,801	[a]	537,653
eBay, Inc.	29,481		1,156,540
Etsy, Inc.	7,008	[a]	436,598
Genuine Parts Co.	7,683		990,031
LKQ Corp.	14,720		646,502
Lowe's Cos., Inc.	31,937		6,086,234
O'Reilly Automotive, Inc.	3,313	[a]	3,082,548
Pool Corp.	2,207		696,904
Ross Stores, Inc.	18,838		2,184,643
The Home Depot, Inc.	54,962		15,647,132
The TJX Companies, Inc.	63,095		5,556,777
Tractor Supply Co.	6,022	[b]	1,159,596
Ulta Beauty, Inc.	2,730	[a]	1,040,976
			108,812,135
Consumer Durables & Apparel - .9%
D.R. Horton, Inc.	16,591		1,732,100
Garmin Ltd.	8,276		848,538
Hasbro, Inc.	6,846		309,097
Lennar Corp., Cl. A	13,715		1,463,116
Lululemon Athletica, Inc.	6,104	[a]	2,401,802
Mohawk Industries, Inc.	2,527	[a]	203,120
NIKE, Inc., Cl. B	66,950		6,880,452
NVR, Inc.	176	[a]	952,621
PulteGroup, Inc.	12,235		900,374
Ralph Lauren Corp.	2,429		273,335
Tapestry, Inc.	13,185		363,379
VF Corp.	19,351		285,040
Whirlpool Corp.	3,019	[b]	315,667
			16,928,641
Consumer Services - 2.1%
Airbnb, Inc., Cl. A	23,481	[a]	2,777,568

8

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Services - 2.1% (continued)
Booking Holdings, Inc.	1,949	[a]	5,436,852
Caesars Entertainment, Inc.	11,719	[a]	467,471
Carnival Corp.	54,719	[a]	627,080
Chipotle Mexican Grill, Inc.	1,503	[a]	2,919,127
Darden Restaurants, Inc.	6,679		971,995
Domino's Pizza, Inc.	1,886		639,335
Expedia Group, Inc.	7,367	[a]	702,001
Hilton Worldwide Holdings, Inc.	14,357		2,175,516
Las Vegas Sands Corp.	18,529		879,386
Marriott International, Inc., Cl. A	13,613		2,566,867
McDonald's Corp.	39,840		10,444,853
MGM Resorts International	15,321		535,009
Norwegian Cruise Line Holdings Ltd.	21,182	[a,b]	288,075
Royal Caribbean Cruises Ltd.	13,030	[a]	1,104,032
Starbucks Corp.	62,616		5,775,700
Wynn Resorts Ltd.	5,351		469,711
Yum! Brands, Inc.	15,323		1,851,938
			40,632,516
Consumer Staples Distribution - 1.8%
Costco Wholesale Corp.	24,226		13,383,411
Dollar General Corp.	11,748		1,398,482
Dollar Tree, Inc.	11,586	[a]	1,287,089
Sysco Corp.	27,056		1,798,953
Target Corp.	25,145		2,785,815
The Kroger Company	36,597		1,660,406
Walgreens Boots Alliance, Inc.	38,974		821,572
Walmart, Inc.	78,022		12,749,575
			35,885,303
Energy - 4.5%
APA Corp.	17,373		690,056
Baker Hughes Co.	54,951		1,891,413
Chevron Corp.	96,995		14,135,081
ConocoPhillips	65,850		7,822,980
Coterra Energy, Inc.	41,508		1,141,470
Devon Energy Corp.	34,403		1,602,148
Diamondback Energy, Inc.	9,741		1,561,677
EOG Resources, Inc.	31,831		4,018,664
EQT Corp.	19,198		813,611
Exxon Mobil Corp.	218,845		23,164,743
Halliburton Co.	49,474		1,946,307
Hess Corp.	15,340		2,215,096
Kinder Morgan, Inc.	106,518		1,725,592
Marathon Oil Corp.	32,636		891,289

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 4.5% (continued)
Marathon Petroleum Corp.	21,641		3,273,201
Occidental Petroleum Corp.	36,456		2,253,345
ONEOK, Inc.	30,594		1,994,729
Phillips 66	24,531		2,798,251
Pioneer Natural Resources Co.	12,794		3,057,766
Schlumberger NV	77,936		4,337,918
Targa Resources Corp.	12,157		1,016,447
The Williams Companies, Inc.	66,221		2,278,002
Valero Energy Corp.	19,457		2,471,039
			87,100,825
Equity Real Estate Investment - 2.2%
Alexandria Real Estate Equities, Inc.	8,418	[c]	783,968
American Tower Corp.	25,416	[c]	4,528,877
AvalonBay Communities, Inc.	7,887	[c]	1,307,191
Boston Properties, Inc.	8,029	[c]	430,114
Camden Property Trust	5,736	[c]	486,872
Crown Castle, Inc.	23,512	[c]	2,186,146
Digital Realty Trust, Inc.	16,700	[c]	2,076,812
Equinix, Inc.	5,089	[c]	3,713,138
Equity Residential	18,807	[c]	1,040,591
Essex Property Trust, Inc.	3,482	[c]	744,869
Extra Space Storage, Inc.	11,663	[c]	1,208,170
Federal Realty Investment Trust	3,781	[c]	344,789
Healthpeak Properties, Inc.	30,613	[c]	476,032
Host Hotels & Resorts, Inc.	37,310	[c]	577,559
Invitation Homes, Inc.	31,859	[c]	945,894
Iron Mountain, Inc.	15,911	[c]	939,863
Kimco Realty Corp.	33,044	[c]	592,809
Mid-America Apartment Communities, Inc.	6,278	[c]	741,746
Prologis, Inc.	50,734	[c]	5,111,451
Public Storage	8,643	[c]	2,063,171
Realty Income Corp.	38,130	[c]	1,806,599
Regency Centers Corp.	8,736	[c]	526,431
SBA Communications Corp.	5,941	[c]	1,239,471
Simon Property Group, Inc.	18,066	[c]	1,985,273
UDR, Inc.	17,341	[c]	551,617
Ventas, Inc.	21,938	[c]	931,487
VICI Properties, Inc.	56,250	[c]	1,569,375
Welltower, Inc.	28,631	[c]	2,393,838
Weyerhaeuser Co.	40,360	[c]	1,157,928
			42,462,081

10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Financial Services - 7.5%
American Express Co.	31,669		4,624,624
Ameriprise Financial, Inc.	5,571		1,752,469
Berkshire Hathaway, Inc., Cl. B	99,696	[a]	34,029,236
BlackRock, Inc.	7,639		4,677,207
Blackstone, Inc.	38,998		3,601,465
Capital One Financial Corp.	20,532		2,079,686
Cboe Global Markets, Inc.	5,654		926,634
CME Group, Inc.	19,621		4,188,299
Discover Financial Services	13,698		1,124,332
FactSet Research Systems, Inc.	2,121		916,039
Fidelity National Information Services, Inc.	31,837		1,563,515
Fiserv, Inc.	33,636	[a]	3,826,095
FLEETCOR Technologies, Inc.	4,081	[a]	918,919
Franklin Resources, Inc.	15,253		347,616
Global Payments, Inc.	14,157		1,503,757
Intercontinental Exchange, Inc.	31,495		3,383,823
Invesco Ltd.	24,786		321,474
Jack Henry & Associates, Inc.	3,939		555,360
MarketAxess Holdings, Inc.	2,072		442,890
Mastercard, Inc., Cl. A	45,484		17,117,903
Moody's Corp.	8,685		2,674,980
Morgan Stanley	69,532		4,924,256
MSCI, Inc.	4,350		2,051,243
Nasdaq, Inc.	18,356		910,458
Northern Trust Corp.	11,055		728,635
PayPal Holdings, Inc.	59,464	[a]	3,080,235
Raymond James Financial, Inc.	10,320		984,941
S&P Global, Inc.	17,764		6,205,143
State Street Corp.	17,577		1,136,002
Synchrony Financial	23,829		668,403
T. Rowe Price Group, Inc.	12,183		1,102,562
The Bank of New York Mellon Corp.	42,596		1,810,330
The Charles Schwab Corp.	81,837		4,258,797
The Goldman Sachs Group, Inc.	17,982		5,459,515
Visa, Inc., Cl. A	87,839	[b]	20,650,949
			144,547,792
Food, Beverage & Tobacco - 3.1%
Altria Group, Inc.	96,430		3,873,593
Archer-Daniels-Midland Co.	29,529		2,113,391
Brown-Forman Corp., Cl. B	10,460		587,434
Bunge Ltd.	8,279		877,408
Campbell Soup Co.	10,221		413,031

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Food, Beverage & Tobacco - 3.1% (continued)
Conagra Brands, Inc.	25,950		709,992
Constellation Brands, Inc., Cl. A	8,802		2,060,988
General Mills, Inc.	32,351		2,110,579
Hormel Foods Corp.	15,685		510,547
Kellanova	13,905		701,785
Keurig Dr. Pepper, Inc.	54,987		1,667,756
Lamb Weston Holdings, Inc.	8,106		727,919
McCormick & Co., Inc.	13,860		885,654
Molson Coors Beverage Co., Cl. B	10,655		615,539
Mondelez International, Inc., Cl. A	74,344		4,922,316
Monster Beverage Corp.	40,920	[a]	2,091,012
PepsiCo, Inc.	75,254		12,287,473
Philip Morris International, Inc.	84,764		7,557,558
The Coca-Cola Company	212,762		12,018,925
The Hershey Company	8,297		1,554,443
The J.M. Smucker Company	5,847		665,622
The Kraft Heinz Company	43,444		1,366,748
Tyson Foods, Inc., Cl. A	15,377		712,724
			61,032,437
Health Care Equipment & Services - 5.6%
Abbott Laboratories	94,868		8,969,769
Align Technology, Inc.	3,877	[a]	715,655
Baxter International, Inc.	27,915		905,283
Becton, Dickinson and Co.	15,941		4,029,566
Boston Scientific Corp.	80,286	[a]	4,109,840
Cardinal Health, Inc.	14,031		1,276,821
Cencora, Inc.	9,139		1,692,086
Centene Corp.	29,691	[a]	2,048,085
CVS Health Corp.	70,055		4,834,496
DaVita, Inc.	3,143	[a]	242,734
Dentsply Sirona, Inc.	11,395		346,522
DexCom, Inc.	21,510	[a]	1,910,733
Edwards Lifesciences Corp.	32,935	[a]	2,098,618
Elevance Health, Inc.	12,882		5,798,059
GE HealthCare Technologies, Inc.	21,490		1,430,589
HCA Healthcare, Inc.	11,098		2,509,702
Henry Schein, Inc.	6,897	[a]	448,167
Hologic, Inc.	13,415	[a]	887,671
Humana, Inc.	6,713		3,515,531
IDEXX Laboratories, Inc.	4,574	[a]	1,827,176
Insulet Corp.	3,841	[a]	509,201
Intuitive Surgical, Inc.	19,168	[a]	5,026,233
Laboratory Corp. of America Holdings	4,753		949,317

12

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 5.6% (continued)
McKesson Corp.	7,364		3,353,271
Medtronic PLC	72,508		5,116,164
Molina Healthcare, Inc.	3,174	[a]	1,056,783
Quest Diagnostics, Inc.	6,276		816,508
ResMed, Inc.	8,166		1,153,203
Steris PLC	5,465		1,147,541
Stryker Corp.	18,544		5,010,960
Teleflex, Inc.	2,513		464,277
The Cigna Group	16,259		5,027,283
The Cooper Companies, Inc.	2,740		854,195
UnitedHealth Group, Inc.	50,639		27,120,223
Universal Health Services, Inc., Cl. B	3,383		425,886
Zimmer Biomet Holdings, Inc.	11,221		1,171,585
			108,799,733
Household & Personal Products - 1.6%
Church & Dwight Co., Inc.	13,155		1,196,316
Colgate-Palmolive Co.	45,193		3,394,898
Kenvue, Inc.	94,272		1,753,459
Kimberly-Clark Corp.	18,478		2,210,708
The Clorox Company	6,798		800,125
The Estee Lauder Companies, Inc., Cl. A	12,824		1,652,629
The Procter & Gamble Company	128,868		19,334,066
			30,342,201
Insurance - 2.3%
Aflac, Inc.	29,553		2,308,385
American International Group, Inc.	38,690		2,372,084
Aon PLC, Cl. A	11,146		3,448,572
Arch Capital Group Ltd.	20,659	[a]	1,790,722
Arthur J. Gallagher & Co.	11,834		2,786,789
Assurant, Inc.	3,026		450,571
Brown & Brown, Inc.	13,341		926,132
Chubb Ltd.	22,516		4,832,384
Cincinnati Financial Corp.	8,450		842,212
Everest Group Ltd.	2,305		911,905
Globe Life, Inc.	4,432		515,708
Loews Corp.	9,993		639,652
Marsh & McLennan Cos., Inc.	27,102		5,139,894
MetLife, Inc.	34,533		2,072,325
Principal Financial Group, Inc.	12,219		826,982
Prudential Financial, Inc.	19,530		1,785,823
The Allstate Corp.	14,216		1,821,496
The Hartford Financial Services Group, Inc.	16,429		1,206,710

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Insurance - 2.3% (continued)
The Progressive Corp.	32,076		5,070,895
The Travelers Companies, Inc.	12,404		2,076,926
W.R. Berkley Corp.	10,910		735,552
Willis Towers Watson PLC	5,874		1,385,618
			43,947,337
Materials - 2.4%
Air Products & Chemicals, Inc.	12,060		3,406,226
Albemarle Corp.	6,418		813,674
Amcor PLC	80,198		712,960
Avery Dennison Corp.	4,422		769,738
Ball Corp.	17,547		844,888
Celanese Corp.	5,487		628,316
CF Industries Holdings, Inc.	10,323		823,569
Corteva, Inc.	39,268		1,890,362
Dow, Inc.	38,564		1,864,184
DuPont de Nemours, Inc.	24,786		1,806,404
Eastman Chemical Co.	6,755		504,801
Ecolab, Inc.	13,767		2,309,277
FMC Corp.	6,644		353,461
Freeport-McMoRan, Inc.	79,136		2,673,214
International Flavors & Fragrances, Inc.	13,741		939,197
International Paper Co.	18,817		634,697
Linde PLC	26,675		10,194,118
LyondellBasell Industries NV, Cl. A	13,947		1,258,577
Martin Marietta Materials, Inc.	3,307		1,352,365
Newmont Corp.	43,676		1,636,540
Nucor Corp.	13,664		2,019,403
Packaging Corp. of America	4,871		745,507
PPG Industries, Inc.	13,095		1,607,673
Sealed Air Corp.	7,785		239,700
Steel Dynamics, Inc.	8,616		917,690
The Mosaic Company	17,757		576,747
The Sherwin-Williams Company	12,909		3,075,053
Vulcan Materials Co.	7,367		1,447,542
WestRock Co.	13,828		496,840
			46,542,723
Media & Entertainment - 7.7%
Alphabet, Inc., Cl. A	324,343	[a]	40,244,479
Alphabet, Inc., Cl. C	275,901	[a]	34,570,395
Charter Communications, Inc., Cl. A	5,612	[a]	2,260,514
Comcast Corp., Cl. A	224,995		9,290,044
Electronic Arts, Inc.	13,575		1,680,449
Fox Corp., Cl. A	13,831		420,324

14

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Media & Entertainment - 7.7% (continued)
Fox Corp., Cl. B	5,347		149,235
Live Nation Entertainment, Inc.	7,698	[a]	615,994
Match Group, Inc.	14,786	[a]	511,596
Meta Platforms, Inc., Cl. A	121,503	[a]	36,605,209
Netflix, Inc.	24,226	[a]	9,973,602
News Corporation, Cl. A	21,030		434,900
News Corporation, Cl. B	5,405	[b]	115,883
Omnicom Group, Inc.	10,837		811,800
Paramount Global, Cl. B	26,423	[b]	287,482
Take-Two Interactive Software, Inc.	8,632	[a]	1,154,530
The Interpublic Group of Companies, Inc.	20,827		591,487
The Walt Disney Company	100,030	[a]	8,161,448
Warner Bros Discovery, Inc.	122,951	[a]	1,222,133
			149,101,504
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
AbbVie, Inc.	96,491		13,622,599
Agilent Technologies, Inc.	16,354		1,690,513
Amgen, Inc.	29,181		7,461,582
Biogen, Inc.	7,988	[a]	1,897,470
Bio-Rad Laboratories, Inc., Cl. A	1,162	[a]	319,875
Bio-Techne Corp.	8,791		480,252
Bristol-Myers Squibb Co.	114,206		5,885,035
Catalent, Inc.	10,248	[a]	352,429
Charles River Laboratories International, Inc.	2,665	[a]	448,679
Danaher Corp.	35,924		6,898,126
Eli Lilly & Co.	43,592		24,146,917
Gilead Sciences, Inc.	67,700		5,317,158
Illumina, Inc.	8,842	[a]	967,492
Incyte Corp.	9,782	[a]	527,543
IQVIA Holdings, Inc.	10,029	[a]	1,813,544
Johnson & Johnson	131,641		19,527,626
Merck & Co., Inc.	138,720		14,246,544
Mettler-Toledo International, Inc.	1,178	[a]	1,160,566
Moderna, Inc.	18,130	[a]	1,377,155
Pfizer, Inc.	308,651		9,432,375
Regeneron Pharmaceuticals, Inc.	5,817	[a]	4,536,620
Revvity, Inc.	6,780		561,723
Thermo Fisher Scientific, Inc.	21,099		9,384,202
Vertex Pharmaceuticals, Inc.	14,085	[a]	5,100,319
Viatris, Inc.	66,616		592,882
Waters Corp.	3,146	[a]	750,415
West Pharmaceutical Services, Inc.	3,979		1,266,476

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.4% (continued)
Zoetis, Inc.	25,043		3,931,751
			143,697,868
Real Estate Management & Development - .1%
CBRE Group, Inc., Cl. A	16,942	[a]	1,174,758
CoStar Group, Inc.	22,594	[a]	1,658,626
			2,833,384
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc.	88,325	[a]	8,700,013
Analog Devices, Inc.	27,235		4,284,883
Applied Materials, Inc.	45,907		6,075,791
Broadcom, Inc.	22,561		18,982,149
Enphase Energy, Inc.	7,561	[a]	601,704
First Solar, Inc.	5,878	[a]	837,321
Intel Corp.	228,948		8,356,602
KLA Corp.	7,470		3,508,659
Lam Research Corp.	7,287		4,286,359
Microchip Technology, Inc.	29,528		2,105,051
Micron Technology, Inc.	59,443		3,974,953
Monolithic Power Systems, Inc.	2,626		1,160,009
NVIDIA Corp.	135,029		55,064,826
NXP Semiconductors NV	14,158		2,441,264
ON Semiconductor Corp.	23,459	[a]	1,469,472
Qorvo, Inc.	5,147	[a]	449,951
Qualcomm, Inc.	61,009		6,649,371
Skyworks Solutions, Inc.	8,850		767,649
SolarEdge Technologies, Inc.	3,081	[a]	234,002
Teradyne, Inc.	8,329		693,556
Texas Instruments, Inc.	49,547		7,036,169
			137,679,754
Software & Services - 11.9%
Accenture PLC, Cl. A	34,484		10,244,852
Adobe, Inc.	24,918	[a]	13,257,871
Akamai Technologies, Inc.	8,316	[a]	859,292
Ansys, Inc.	4,673	[a]	1,300,309
Autodesk, Inc.	11,618	[a]	2,296,065
Cadence Design Systems, Inc.	14,792	[a]	3,547,861
Cognizant Technology Solutions Corp., Cl. A	27,917		1,799,809
EPAM Systems, Inc.	3,239	[a]	704,709
Fair Isaac Corp.	1,360	[a]	1,150,383
Fortinet, Inc.	35,477	[a]	2,028,220
Gartner, Inc.	4,362	[a]	1,448,358

16

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Software & Services - 11.9% (continued)
Gen Digital, Inc.	30,280		504,465
International Business Machines Corp.	49,795		7,202,349
Intuit, Inc.	15,310		7,577,685
Microsoft Corp.	406,168		137,329,462
Oracle Corp.	86,062		8,898,811
Palo Alto Networks, Inc.	16,812	[a]	4,085,652
PTC, Inc.	6,502	[a]	913,011
Roper Technologies, Inc.	5,878		2,871,814
Salesforce, Inc.	53,246	[a]	10,693,394
ServiceNow, Inc.	11,198	[a]	6,515,556
Synopsys, Inc.	8,298	[a]	3,895,413
Tyler Technologies, Inc.	2,373	[a]	884,892
Verisign, Inc.	4,959	[a]	990,114
			231,000,347
Technology Hardware & Equipment - 8.8%
Amphenol Corp., Cl. A	32,417		2,611,189
Apple, Inc.	803,406		137,197,643
Arista Networks, Inc.	13,757	[a]	2,756,490
CDW Corp.	7,329		1,468,732
Cisco Systems, Inc.	222,774		11,613,209
Corning, Inc.	41,883		1,120,789
F5, Inc.	3,172	[a]	480,843
Hewlett Packard Enterprise Co.	72,194		1,110,344
HP, Inc.	47,157		1,241,644
Juniper Networks, Inc.	18,108		487,467
Keysight Technologies, Inc.	9,590	[a]	1,170,460
Motorola Solutions, Inc.	9,029		2,514,215
NetApp, Inc.	11,743		854,656
Seagate Technology Holdings PLC	10,215		697,174
TE Connectivity Ltd.	17,203		2,027,374
Teledyne Technologies, Inc.	2,621	[a]	981,800
Trimble, Inc.	13,582	[a]	640,120
Western Digital Corp.	17,651	[a]	708,688
Zebra Technologies Corp., Cl. A	2,842	[a]	595,200
			170,278,037
Telecommunication Services - .9%
AT&T, Inc.	390,819		6,018,613
T-Mobile US, Inc.	28,552		4,107,491
Verizon Communications, Inc.	229,587		8,065,391
			18,191,495
Transportation - 1.5%
Alaska Air Group, Inc.	7,691	[a]	243,266
American Airlines Group, Inc.	37,309	[a]	415,995

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Transportation - 1.5% (continued)
C.H. Robinson Worldwide, Inc.	6,392		523,057
CSX Corp.	110,234		3,290,485
Delta Air Lines, Inc.	34,483		1,077,594
Expeditors International of Washington, Inc.	8,084		883,177
FedEx Corp.	12,771		3,066,317
J.B. Hunt Transport Services, Inc.	4,428		761,040
Norfolk Southern Corp.	12,317		2,349,960
Old Dominion Freight Line, Inc.	4,874		1,835,841
Southwest Airlines Co.	32,305		718,140
Union Pacific Corp.	33,241		6,901,164
United Airlines Holdings, Inc.	18,150	[a]	635,432
United Parcel Service, Inc., Cl. B	39,422		5,568,358
			28,269,826
Utilities - 2.5%
Alliant Energy Corp.	13,661		666,520
Ameren Corp.	14,269		1,080,306
American Electric Power Co., Inc.	28,419		2,146,771
American Water Works Co., Inc.	10,618		1,249,208
Atmos Energy Corp.	8,362		900,253
CenterPoint Energy, Inc.	34,041		915,022
CMS Energy Corp.	15,706		853,464
Consolidated Edison, Inc.	18,653		1,637,547
Constellation Energy Corp.	17,558		1,982,649
Dominion Energy, Inc.	45,112		1,818,916
DTE Energy Co.	11,496		1,107,984
Duke Energy Corp.	42,048		3,737,647
Edison International	20,494		1,292,352
Entergy Corp.	11,843		1,132,072
Evergy, Inc.	12,765		627,272
Eversource Energy	19,064		1,025,453
Exelon Corp.	54,198		2,110,470
FirstEnergy Corp.	27,915		993,774
NextEra Energy, Inc.	110,632		6,449,846
NiSource, Inc.	23,485		590,883
NRG Energy, Inc.	12,349		523,351
PG&E Corp.	114,897	[a]	1,872,821
Pinnacle West Capital Corp.	6,587		488,624
PPL Corp.	40,814		1,002,800
Public Service Enterprise Group, Inc.	26,848		1,655,179
Sempra	34,658		2,427,100
The AES Corp.	37,748		562,445
The Southern Company	59,321		3,992,303

18

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Utilities - 2.5% (continued)
WEC Energy Group, Inc.		17,533		1,427,011
Xcel Energy, Inc.		30,192		1,789,480
				48,059,523
Total Common Stocks (cost $426,162,332)				1,920,781,826
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,184,090)	5.40	15,184,090	[d]	15,184,090

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $587,858)	5.40	587,858	[d]	587,858
Total Investments (cost $441,934,280)		99.9%		1,936,553,774
Cash and Receivables (Net)		.1%		1,466,227
Net Assets		100.0%		1,938,020,001

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $22,589,066 and the value of the collateral was $22,859,100, consisting of cash collateral of $587,858 and U.S. Government & Agency securities valued at $22,271,242. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.8
Health Care	13.0
Financials	12.6
Consumer Discretionary	10.5
Communication Services	8.6
Industrials	8.3
Consumer Staples	6.6
Energy	4.5
Utilities	2.5
Materials	2.4
Real Estate	2.3
Investment Companies	.8
99.9

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	6,395,291	177,829,705	(169,040,906)	15,184,090	621,360
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	30,901,291	(30,313,433)	587,858	31,599	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	505,374	7,902,762	(8,408,136)	-	20,052	†††
Total - .8%	6,900,665	216,633,758	(207,762,475)	15,771,948	673,011

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-Mini	83	12/15/2023	17,491,775	17,480,838	(10,937)
Gross Unrealized Depreciation				(10,937)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,589,066)—Note 1(c):
Unaffiliated issuers	426,162,332	1,920,781,826
Affiliated issuers	15,771,948	15,771,948
Dividends and securities lending income receivable		1,487,478
Cash collateral held by broker—Note 4		1,092,000
Receivable for shares of Common Stock subscribed		580,912
Receivable for futures variation margin—Note 4		106,848
Prepaid expenses		110
		1,939,821,122
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		833,142
Liability for securities on loan—Note 1(c)		587,858
Payable for shares of Common Stock redeemed		293,766
Directors’ fees and expenses payable		86,355
		1,801,121
Net Assets ($)		1,938,020,001
Composition of Net Assets ($):
Paid-in capital		313,966,382
Total distributable earnings (loss)		1,624,053,619
Net Assets ($)		1,938,020,001

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	40,298,759
Net Asset Value Per Share ($)	48.09

See notes to financial statements.

21

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $8,569 foreign taxes withheld at source):
Unaffiliated issuers	32,789,831
Affiliated issuers	621,360
Interest	133,063
Income from securities lending—Note 1(c)	51,651
Total Income	33,595,905
Expenses:
Management fee—Note 3(a)	4,975,546
Shareholder servicing costs—Note 3(b)	4,975,546
Directors’ fees—Note 3(a,c)	118,550
Loan commitment fees—Note 2	48,842
Total Expenses	10,118,484
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(118,550)
Net Expenses	9,999,934
Net Investment Income	23,595,971
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	126,205,837
Net realized gain (loss) on futures	1,605,505
Net Realized Gain (Loss)	127,811,342
Net change in unrealized appreciation (depreciation) on investments	29,249,395
Net change in unrealized appreciation (depreciation) on futures	(501,740)
Net Change in Unrealized Appreciation (Depreciation)	28,747,655
Net Realized and Unrealized Gain (Loss) on Investments	156,558,997
Net Increase in Net Assets Resulting from Operations	180,154,968

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	23,595,971	23,016,349
Net realized gain (loss) on investments	127,811,342	199,080,994
Net change in unrealized appreciation (depreciation) on investments	28,747,655	(586,278,053)
Net Increase (Decrease) in Net Assets Resulting from Operations	180,154,968	(364,180,710)
Distributions ($):
Distributions to shareholders	(198,845,595)	(295,559,138)
Capital Stock Transactions ($):
Net proceeds from shares sold	163,005,453	216,279,637
Distributions reinvested	193,006,792	286,737,423
Cost of shares redeemed	(318,865,373)	(477,214,418)
Increase (Decrease) in Net Assets from Capital Stock Transactions	37,146,872	25,802,642
Total Increase (Decrease) in Net Assets	18,456,245	(633,937,206)
Net Assets ($):
Beginning of Period	1,919,563,756	2,553,500,962
End of Period	1,938,020,001	1,919,563,756
Capital Share Transactions (Shares):
Shares sold	3,376,306	3,945,295
Shares issued for distributions reinvested	4,445,113	4,859,956
Shares redeemed	(6,644,669)	(8,781,762)
Net Increase (Decrease) in Shares Outstanding	1,176,750	23,489

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	49.07	65.31	51.48	53.93	55.44
Investment Operations:
Net investment income[a]	.57	.56	.56	.71	.79
Net realized and unrealized gain (loss) on investments	3.59	(9.08)	19.58	4.07	5.03
Total from Investment Operations	4.16	(8.52)	20.14	4.78	5.82
Distributions:
Dividends from net investment income	(.62)	(.58)	(.75)	(.85)	(.84)
Dividends from net realized gain on investments	(4.52)	(7.14)	(5.56)	(6.38)	(6.49)
Total Distributions	(5.14)	(7.72)	(6.31)	(7.23)	(7.33)
Net asset value, end of period	48.09	49.07	65.31	51.48	53.93
Total Return (%)	9.60	(15.03)	42.21	9.13	13.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.19	1.03	.95	1.41	1.55
Portfolio Turnover Rate	1.98	1.89	3.31	2.43	2.81
Net Assets, end of period ($ x 1,000)	1,938,020	1,919,564	2,553,501	2,078,988	2,272,556

a Based on average shares outstanding.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

25

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

26

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,920,781,826	-	-	1,920,781,826

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Investment Companies	15,771,948	-	-	15,771,948
Liabilities ($)
Other Financial Instruments:
Futures††	(10,937)	-	-	(10,937)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a

28

borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $7,042 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital

29

NOTES TO FINANCIAL STATEMENTS (continued)

gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,931,631, undistributed capital gains $126,245,996 and unrealized appreciation $1,479,875,992.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $24,003,665 and $26,336,928, and long-term capital gains $174,841,930 and $269,222,210, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro

30

rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has agreed in its management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members, and (2) reduce its fee pursuant to the management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members. These provisions in the management agreement may not be amended without the approval of the fund’s shareholders. During the period ended October 31, 2023, fees reimbursed by the Adviser amounted to $118,550.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, the fund was charged $4,975,546 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $420,446 and Shareholder Services Plan fees of $420,446, which are offset against an expense reimbursement currently in effect in the amount of $7,750.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2023, amounted to $39,133,014 and $185,627,132, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

32

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Equity futures	16,277,466

At October 31, 2023, the cost of investments for federal income tax purposes was $456,677,782; accordingly, accumulated net unrealized appreciation on investments was $1,479,875,992, consisting of $1,527,030,894 gross unrealized appreciation and $47,154,902 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon S&P 500 Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc. (the “Company”)), including the statement of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2023 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $24,003,665 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. The fund also hereby reports $4.5175 per share as a long-term capital gain distribution paid on December 22, 2022.

35

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	41,943,202	1,285,813
Michael D. DiLecce	41,957,234	1,271,779
Gina D. France	42,002,395	1,226,618
Joan L. Gulley	41,868,778	1,360,236
Nathan Leventhal	41,647,187	1,581,827

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

36

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

37

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

38

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

41

For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0078AR1023

BNY Mellon Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, portfolio managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Smallcap Stock Index Fund’s (the “fund”) Investor shares produced a total return of −8.13%, and its Class I shares returned −7.90%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a −7.65% total return for the same period.2,3

Equities produced mixed performance during the reporting period as inflationary pressures eased and economic growth remained positive, but the U.S. Federal Reserve (the “Fed”) warned that interest rates were likely to remain elevated. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all of the stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of the common stocks of 600 small-sized companies in the U.S. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $750 million and $4.6 billion, to the extent consistent with market conditions.

Equities Deliver Mixed Returns as Inflation Eases and Rates Rise

U.S. equities gained ground during the first three quarters of the reporting period as interest-rate hikes implemented by the Fed gained traction in the fight against inflation. Inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through September 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Counter to expectations, despite the rise in interest rates, economic growth remained relatively strong, bolstered by robust consumer spending. As a result, investor expectations turned to hopes for a “soft landing,” in which the Fed would bring inflation under control without triggering a serious recession. Growth-oriented stocks performed particularly well in this environment, with market strength led by mega-cap

2

technology-related names leveraged to advances in artificial intelligence (“AI”). Small and mid-cap stocks underperformed by a significant margin. Value-oriented and interest-rate-sensitive stocks underperformed as well, with the consumer staples, health care and financial sector producing the weakest returns.

Market sentiment shifted during the last three months of the period, as hawkish comments from the Fed dashed hopes that the central bank might soon reverse course and begin to reduce interest rates. As investors absorbed the increasing likelihood that rates would remain higher for longer, stocks lost their earlier gains, with the Index ending in negative territory. Defensive sectors, particularly consumer staples, performed relatively well during this portion of the period.

Mixed Performance Across Sectors

Sectors leveraged to U.S. economic growth, including industrials and consumer discretionary, performed relative well during the reporting period, while energy shares benefited from rising petroleum prices. Among industrials, top performers included electric energy equipment maker Powell Industries, Inc., regional airline SkyWest, Inc. and building materials producer Boise Cascade Co. In energy, gains were led by liquified petroleum gas transporter Dorian LPG Ltd., energy infrastructure company Archrock, Inc. and diversified engineering products and services company Oceaneering International, Inc. Notably strong names in consumer discretionary included specialty retailer Abercrombie & Fitch Co. and residential home builder M/I Homes, Inc.

Conversely, the health care sector lost the most ground, with notable underperformers including home medical equipment company AdaptHealth Corp., health care technology management firm Agiliti, Inc. and biotechnology developer Vir Biotechnology, Inc. In the financials sector, shares in financial services companies PRA Group, Inc. and Trupanion, Inc. lagged. In real estate, rising mortgage rates and weak office occupancy levels undermined the performance of companies such as Hudson Pacific Properties, Inc., Outfront Media, Inc. and NexPoint Residential Trust, Inc.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

Although the Fed may not raise rates further in the coming months, the impact of recent rate hikes is likely to continue rippling through the economy for some time to come. Time will tell if the rate increases already imposed can bring inflation down to the Fed’s target of 2%, and if the economy can continue to grow despite the impact of higher borrowing costs for consumers and businesses alike.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However developments unfold, in seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2023
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	-8.13%	3.82%	6.64%
Class I Shares	8/31/16	-7.90%	4.07%	6.83%†
S&P SmallCap 600® Index		-7.65%	4.28%	7.13%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Investor Shares	Class I
Expenses paid per $1,000†	$2.51	$1.28
Ending value (after expenses)	$950.50	$951.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Investor Shares	Class I
Expenses paid per $1,000†	$2.60	$1.33
Ending value (after expenses)	$1,022.63	$1,023.89
†

Expenses are equal to the fund’s annualized expense ratio of .51% for Investor Shares and .26% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.9%
Automobiles & Components - 1.5%
American Axle & Manufacturing Holdings, Inc.	133,691	[a]	902,414
Dana, Inc.	146,552		1,682,417
Dorman Products, Inc.	32,668	[a]	2,031,296
Gentherm, Inc.	37,667	[a]	1,514,967
LCI Industries	29,229	[b]	3,171,054
Patrick Industries, Inc.	24,229		1,820,809
Phinia, Inc.	54,283		1,404,844
Standard Motor Products, Inc.	22,015		768,984
Winnebago Industries, Inc.	34,408		1,993,944
XPEL, Inc.	24,602	[a]	1,139,073
			16,429,802
Banks - 9.0%
Ameris Bancorp	74,321		2,772,173
Atlantic Union Bankshares Corp.	86,248		2,484,805
Axos Financial, Inc.	60,223	[a]	2,169,835
Banc of California, Inc.	58,661		657,590
BancFirst Corp.	16,842		1,366,055
Bank of Hawaii Corp.	45,627		2,253,518
BankUnited, Inc.	85,988		1,875,398
Banner Corp.	39,676		1,674,724
Berkshire Hills Bancorp, Inc.	49,788		976,343
Brookline Bancorp, Inc.	104,016		846,690
Capitol Federal Financial, Inc.	149,403		776,896
Cathay General Bancorp	83,187		2,820,871
Central Pacific Financial Corp.	31,184		492,084
City Holding Co.	17,251		1,566,046
Community Bank System, Inc.	61,442		2,454,608
Customers Bancorp, Inc.	32,293	[a]	1,298,502
CVB Financial Corp.	151,954		2,373,521
Dime Community Bancshares, Inc.	40,383		742,643
Eagle Bancorp, Inc.	35,449		690,547
FB Financial Corp.	40,378		1,185,902
First Bancorp/NC	47,513		1,378,827
First Bancorp/Puerto Rico	205,127		2,738,445
First Commonwealth Financial Corp.	117,768		1,434,414
First Financial Bancorp	109,809		2,031,466
First Hawaiian, Inc.	146,215		2,621,635
Fulton Financial Corp.	189,617		2,463,125
Hanmi Financial Corp.	35,867		526,528
Heritage Financial Corp.	40,937		666,045

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Banks - 9.0% (continued)
Hilltop Holdings, Inc.	53,161		1,468,307
Hope Bancorp, Inc.	137,877		1,207,803
Independent Bank Corp.	50,856		2,481,773
Independent Bank Group, Inc.	41,739		1,475,474
Lakeland Financial Corp.	29,319		1,443,961
National Bank Holdings Corp., Cl. A	43,092		1,343,609
NBT Bancorp, Inc.	54,375		1,819,931
Northfield Bancorp, Inc.	47,083		404,914
Northwest Bancshares, Inc.	145,690		1,518,090
OFG Bancorp	53,942		1,597,762
Pacific Premier Bancorp, Inc.	109,212		2,075,028
PacWest Bancorp	139,922		990,648
Park National Corp.	16,604		1,683,480
Pathward Financial, Inc.	30,185		1,367,079
Preferred Bank	14,828		883,304
Provident Financial Services, Inc.	86,795		1,219,470
Renasant Corp.	64,790		1,580,228
S&T Bancorp, Inc.	44,145		1,137,175
Seacoast Banking Corp. of Florida	97,075		1,961,886
ServisFirst Bancshares, Inc.	56,366		2,658,221
Simmons First National Corp., Cl. A	144,454		2,052,691
Southside Bancshares, Inc.	34,197		913,060
Stellar Bancorp, Inc.	54,555		1,186,026
The Bancorp, Inc.	62,259	[a]	2,219,533
Tompkins Financial Corp.	14,842		743,287
Triumph Financial, Inc.	25,011	[a]	1,556,935
TrustCo Bank Corp.	22,225		567,404
Trustmark Corp.	70,837		1,424,532
United Community Banks, Inc.	136,093		3,006,294
Veritex Holdings, Inc.	62,421		1,074,890
WaFd, Inc.	74,684		1,843,201
Westamerica Bancorporation	31,302		1,478,706
WSFS Financial Corp.	69,982		2,477,363
			96,201,301
Capital Goods - 12.1%
3D Systems Corp.	148,401	[a]	553,536
AAON, Inc.	77,785		4,237,727
AAR Corp.	38,461	[a]	2,283,045
AeroVironment, Inc.	30,301	[a]	3,474,313
Alamo Group, Inc.	11,961		1,917,348
Albany International Corp., Cl. A	35,813		2,922,699
American Woodmark Corp.	18,976	[a]	1,275,756
Apogee Enterprises, Inc.	25,148		1,079,352

8

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Capital Goods - 12.1% (continued)
Applied Industrial Technologies, Inc.	44,484		6,828,739
Arcosa, Inc.	56,378		3,894,028
Astec Industries, Inc.	26,275		1,052,051
AZZ, Inc.	29,096		1,375,368
Barnes Group, Inc.	58,671		1,219,770
Boise Cascade Co.	45,538		4,269,187
Comfort Systems USA, Inc.	41,191		7,490,583
DXP Enterprises, Inc.	16,221	[a]	528,805
Dycom Industries, Inc.	33,743	[a]	2,874,229
Encore Wire Corp.	19,429		3,474,488
Enerpac Tool Group Corp.	64,870		1,835,821
EnPro Industries, Inc.	24,149		2,681,988
ESCO Technologies, Inc.	29,804		2,897,545
Federal Signal Corp.	70,497		4,091,646
Franklin Electric Co., Inc.	45,718		3,964,665
Gibraltar Industries, Inc.	34,850	[a]	2,120,971
GMS, Inc.	46,940	[a]	2,745,051
Granite Construction, Inc.	50,791	[b]	2,056,020
Griffon Corp.	46,815		1,869,791
Hayward Holdings, Inc.	146,424	[a]	1,537,452
Hillenbrand, Inc.	80,071		3,045,100
Insteel Industries, Inc.	22,916		639,586
John Bean Technologies Corp.	36,565		3,803,491
Kaman Corp.	33,088		615,768
Kennametal, Inc.	90,513		2,091,755
Lindsay Corp.	12,768		1,594,979
Masterbrand, Inc.	147,847	[a]	1,642,580
Mercury Systems, Inc.	58,754	[a]	2,113,969
Moog, Inc., Cl. A	32,955		3,824,428
Mueller Industries, Inc.	131,342		4,952,907
MYR Group, Inc.	19,242	[a]	2,228,801
National Presto Industries, Inc.	6,121		457,545
NOW, Inc.	122,774	[a]	1,352,969
PGT Innovations, Inc.	67,470	[a]	2,020,052
Powell Industries, Inc.	10,775		825,904
Proto Labs, Inc.	30,817	[a]	727,589
Quanex Building Products Corp.	37,711		1,012,540
Resideo Technologies, Inc.	169,476	[a]	2,454,012
SPX Technologies, Inc.	52,759	[a]	4,227,051
Standex International Corp.	13,712		1,968,632
SunPower Corp.	101,571	[a,b]	433,708
Tennant Co.	21,432		1,590,683
The Greenbrier Companies, Inc.	35,636		1,232,649

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Capital Goods - 12.1% (continued)
Titan International, Inc.	60,793	[a]	690,608
Trinity Industries, Inc.	94,824		1,975,184
Triumph Group, Inc.	90,220	[a]	673,041
Veritiv Corp.	15,586		2,640,424
Vicor Corp.	26,006	[a]	1,007,472
Wabash National Corp.	53,830		1,113,743
			129,509,144
Commercial & Professional Services - 3.3%
ABM Industries, Inc.	76,490		3,009,117
Brady Corp., Cl. A	52,937		2,724,138
CoreCivic, Inc.	131,715	[a]	1,672,781
CSG Systems International, Inc.	34,601		1,621,403
Deluxe Corp.	49,658		846,669
Enviri Corp.	93,985	[a]	539,474
Forrester Research, Inc.	12,713	[a]	294,942
Healthcare Services Group, Inc.	84,164		799,558
Heidrick & Struggles International, Inc.	22,600		550,084
HNI Corp.	53,221		1,846,236
Interface, Inc.	68,426		608,307
Kelly Services, Inc., Cl. A	37,888		676,301
Korn Ferry	61,514		2,800,117
Liquidity Services, Inc.	26,716	[a]	514,817
Matthews International Corp., Cl. A	35,269		1,249,933
MillerKnoll, Inc.	88,236		2,073,546
NV5 Global, Inc.	14,726	[a]	1,389,398
Openlane, Inc.	126,672	[a]	1,701,205
Pitney Bowes, Inc.	174,633		564,065
Resources Connection, Inc.	37,493		505,031
The GEO Group, Inc.	144,959	[a]	1,266,942
TrueBlue, Inc.	36,152	[a]	400,203
TTEC Holdings, Inc.	21,969		452,122
UniFirst Corp.	17,389		2,859,273
Verra Mobility Corp.	196,129	[a]	3,877,470
Viad Corp.	23,309	[a]	564,777
			35,407,909
Consumer Discretionary Distribution - 5.0%
Abercrombie & Fitch Co., Cl. A	57,973	[a]	3,525,918
Academy Sports & Outdoors, Inc.	88,469		3,966,950
Advance Auto Parts, Inc.	68,836		3,581,537
American Eagle Outfitters, Inc.	214,713		3,751,036
America's Car-Mart, Inc.	6,869	[a]	460,086
Asbury Automotive Group, Inc.	23,663	[a]	4,528,388
Boot Barn Holdings, Inc.	34,458	[a]	2,394,831

10

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Consumer Discretionary Distribution - 5.0% (continued)
Caleres, Inc.	39,282		1,004,834
Chico's FAS, Inc.	141,521	[a]	1,058,577
Designer Brands, Inc., Cl. A	58,257		588,978
Foot Locker, Inc.	94,470	[b]	1,982,925
Group 1 Automotive, Inc.	16,228		4,094,811
Guess?, Inc.	30,770		661,555
Haverty Furniture Cos., Inc.	15,227		396,663
Hibbett, Inc.	14,832		683,310
Kohl's Corp.	127,390	[b]	2,872,644
Leslie's, Inc.	210,487	[a]	1,039,806
MarineMax, Inc.	22,506	[a]	616,214
Monro, Inc.	35,419		879,100
National Vision Holdings, Inc.	90,102	[a]	1,400,185
Sally Beauty Holdings, Inc.	123,006	[a]	1,045,551
Shoe Carnival, Inc.	19,842		453,985
Signet Jewelers Ltd.	52,137	[b]	3,640,727
Sleep Number Corp.	24,990	[a]	406,587
Sonic Automotive, Inc., Cl. A	18,102		866,181
The Buckle, Inc.	33,694		1,137,846
The ODP Corp.	38,925	[a]	1,748,511
Upbound Group, Inc.	53,198		1,386,340
Urban Outfitters, Inc.	65,216	[a]	2,257,778
Victoria's Secret & Co.	88,806	[a,b]	1,587,851
			54,019,705
Consumer Durables & Apparel - 4.2%
Cavco Industries, Inc.	9,417	[a]	2,349,636
Century Communities, Inc.	33,042		2,032,083
Ethan Allen Interiors, Inc.	26,897		706,315
G-III Apparel Group Ltd.	46,869	[a]	1,197,503
Green Brick Partners, Inc.	29,147	[a]	1,127,989
Hanesbrands, Inc.	404,660	[b]	1,695,525
Installed Building Products, Inc.	27,239		3,041,779
iRobot Corp.	31,710	[a]	1,044,210
Kontoor Brands, Inc.	57,519		2,671,758
La-Z-Boy, Inc.	49,644		1,451,591
LGI Homes, Inc.	23,338	[a]	2,205,674
M.D.C. Holdings, Inc.	68,939		2,616,235
M/I Homes, Inc.	31,837	[a]	2,612,863
Meritage Homes Corp.	42,239		4,816,091
Movado Group, Inc.	18,635		519,171
Newell Brands, Inc.	440,659		2,961,228
Oxford Industries, Inc.	17,100		1,443,240
Sonos, Inc.	148,583	[a,b]	1,601,725

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Consumer Durables & Apparel - 4.2% (continued)
Steven Madden Ltd.	81,246	[b]	2,664,056
Sturm Ruger & Co., Inc.	20,230		1,119,731
Tri Pointe Homes, Inc.	113,925	[a]	2,854,960
Vista Outdoor, Inc.	67,465	[a]	1,694,721
Wolverine World Wide, Inc.	93,615		753,601
			45,181,685
Consumer Services - 3.2%
Adtalem Global Education, Inc.	47,771	[a]	2,474,538
BJ's Restaurants, Inc.	27,174	[a]	698,915
Bloomin' Brands, Inc.	99,968		2,333,253
Brinker International, Inc.	51,214	[a,b]	1,737,179
Chuy's Holdings, Inc.	20,251	[a]	681,649
Cracker Barrel Old Country Store, Inc.	25,237		1,674,727
Dave & Buster's Entertainment, Inc.	39,857	[a]	1,392,604
Dine Brands Global, Inc.	17,823		878,496
Frontdoor, Inc.	92,404	[a]	2,673,248
Golden Entertainment, Inc.	24,890		780,550
Jack in the Box, Inc.	23,346		1,475,000
Mister Car Wash, Inc.	101,521	[a,b]	527,909
Monarch Casino & Resort, Inc.	15,206		915,249
Papa John's International, Inc.	37,797	[b]	2,457,561
Perdoceo Education Corp.	75,982		1,374,514
Sabre Corp.	384,023	[a]	1,344,081
Shake Shack, Inc., Cl. A	43,110	[a]	2,415,884
Six Flags Entertainment Corp.	83,413	[a]	1,659,919
Strategic Education, Inc.	25,268		2,079,809
Stride, Inc.	47,001	[a]	2,584,115
The Cheesecake Factory, Inc.	54,533	[b]	1,694,340
			33,853,540
Consumer Staples Distribution - .6%
PriceSmart, Inc.	29,894		1,868,076
SpartanNash Co.	39,646		891,639
The Andersons, Inc.	36,606		1,835,059
The Chefs' Warehouse, Inc.	41,532	[a]	790,354
United Natural Foods, Inc.	67,028	[a]	977,268
			6,362,396
Energy - 5.4%
Archrock, Inc.	158,985		2,014,340
Bristow Group, Inc.	27,657	[a]	722,954
California Resources Corp.	74,888		3,938,360
Callon Petroleum Co.	64,026	[a,b]	2,391,371
Comstock Resources, Inc.	106,024	[b]	1,335,902
CONSOL Energy, Inc.	33,171		3,048,083

12

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Energy - 5.4% (continued)
Core Laboratories, Inc.	53,807		1,152,546
CVR Energy, Inc.	33,349		1,092,180
Dorian LPG Ltd.	39,904	[b]	1,275,731
Dril-Quip, Inc.	38,618	[a]	836,466
Green Plains, Inc.	67,924	[a,b]	1,995,607
Helix Energy Solutions Group, Inc.	164,695	[a]	1,614,011
Helmerich & Payne, Inc.	114,310		4,523,247
Liberty Energy, Inc.	179,537		3,536,879
Nabors Industries Ltd.	10,359	[a]	1,011,453
Northern Oil & Gas, Inc.	104,189		3,994,606
Oceaneering International, Inc.	116,321	[a]	2,557,899
Oil States International, Inc.	71,551	[a]	519,460
Par Pacific Holdings, Inc.	65,179	[a]	2,139,175
Patterson-UTI Energy, Inc.	368,729		4,682,858
ProPetro Holding Corp.	99,819	[a]	1,046,103
REX American Resources Corp.	17,893	[a]	680,113
RPC, Inc.	99,636		828,972
SM Energy Co.	136,412		5,500,132
Talos Energy, Inc.	116,684	[a]	1,808,602
U.S. Silica Holdings, Inc.	88,492	[a]	1,068,098
Vital Energy, Inc.	19,238	[a]	962,670
World Kinect Corp.	69,703		1,289,506
			57,567,324
Equity Real Estate Investment - 7.0%
Acadia Realty Trust	110,219	[c]	1,578,336
Alexander & Baldwin, Inc.	83,498	[c]	1,319,268
American Assets Trust, Inc.	56,161	[c]	996,858
Apple Hospitality REIT, Inc.	246,278	[b,c]	3,861,639
Armada Hoffler Properties, Inc.	79,487	[c]	791,691
Brandywine Realty Trust	197,518	[c]	738,717
CareTrust REIT, Inc.	113,800	[c]	2,448,976
Centerspace	17,261	[c]	838,539
Chatham Lodging Trust	56,731	[c]	524,762
Community Healthcare Trust, Inc.	28,367	[c]	813,282
DiamondRock Hospitality Co.	238,609	[c]	1,844,448
Douglas Emmett, Inc.	190,977	[c]	2,140,852
Easterly Government Properties, Inc.	107,275	[c]	1,154,279
Elme Communities	100,600	[c]	1,283,656
Essential Properties Realty Trust, Inc.	180,096	[c]	3,953,107
Four Corners Property Trust, Inc.	103,437	[c]	2,203,208
Getty Realty Corp.	52,793	[c]	1,405,350
Global Net Lease, Inc.	222,300	[b,c]	1,765,062
Highwoods Properties, Inc.	120,676	[c]	2,158,894

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Equity Real Estate Investment - 7.0% (continued)
Hudson Pacific Properties, Inc.	150,159	[c]	669,709
Innovative Industrial Properties, Inc.	32,539	[c]	2,337,276
JBG SMITH Properties	109,226	[c]	1,405,739
LTC Properties, Inc.	47,914	[c]	1,514,562
LXP Industrial Trust	339,535	[c]	2,685,722
NexPoint Residential Trust, Inc.	26,181	[c]	706,625
Outfront Media, Inc.	168,814	[c]	1,647,625
Pebblebrook Hotel Trust	139,797	[b,c]	1,667,778
Phillips Edison & Co., Inc.	136,229	[b,c]	4,810,246
Retail Opportunity Investments Corp.	143,085	[c]	1,679,818
RPT Realty	91,239	[c]	984,469
Safehold, Inc.	50,698	[b,c]	824,856
Saul Centers, Inc.	15,112	[c]	525,444
Service Properties Trust	190,804	[c]	1,383,329
SITE Centers Corp.	205,158	[c]	2,392,142
SL Green Realty Corp.	74,801	[c]	2,190,921
Summit Hotel Properties, Inc.	121,622	[c]	685,948
Sunstone Hotel Investors, Inc.	240,595	[c]	2,237,533
Tanger Factory Outlet Centers, Inc.	121,675	[c]	2,743,771
The Macerich Company	248,163	[c]	2,412,144
Uniti Group, Inc.	274,903	[c]	1,264,554
Universal Health Realty Income Trust	15,014	[c]	577,138
Urban Edge Properties	134,139	[c]	2,127,445
Veris Residential, Inc.	92,269	[c]	1,235,482
Whitestone REIT	53,711	[c]	534,424
Xenia Hotels & Resorts, Inc.	123,927	[c]	1,441,271
			74,506,895
Financial Services - 6.4%
Apollo Commercial Real Estate Finance, Inc.	151,599	[b,c]	1,509,926
Arbor Realty Trust, Inc.	214,794	[b,c]	2,708,552
ARMOUR Residential REIT, Inc.	51,457	[c]	749,728
Artisan Partners Asset Management, Inc., Cl. A	78,884		2,603,172
Avantax, Inc.	42,152	[a]	1,087,943
B. Riley Financial, Inc.	19,129		692,661
Blackstone Mortgage Trust, Inc., Cl. A	200,256	[b,c]	3,995,107
Bread Financial Holdings, Inc.	57,176		1,545,467
Brightsphere Investment Group, Inc.	37,359		585,042
Donnelley Financial Solutions, Inc.	28,803	[a]	1,567,747
Ellington Financial, Inc.	76,684	[b,c]	922,509
Encore Capital Group, Inc.	27,042	[a]	1,018,943
Enova International, Inc.	35,663	[a]	1,422,240

14

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Financial Services - 6.4% (continued)
EVERTEC, Inc.	74,279		2,360,587
EZCORP, Inc., Cl. A	60,216	[a]	493,771
Franklin BSP Realty Trust, Inc.	95,310	[c]	1,201,859
Green Dot Corp., Cl. A	50,404	[a]	563,517
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	123,978	[c]	2,124,983
Invesco Mortgage Capital, Inc.	50,949	[c]	347,982
Jackson Financial, Inc., Cl. A	83,917		3,080,593
KKR Real Estate Finance Trust, Inc.	66,415	[c]	693,373
Moelis & Co., Cl. A	76,828	[b]	3,199,118
Mr. Cooper Group, Inc.	77,308	[a]	4,370,221
Navient Corp.	101,272		1,611,238
NCR Atleos Corp.	77,806	[a]	1,716,400
New York Mortgage Trust, Inc.	104,689	[c]	815,527
NMI Holdings, Inc., Cl. A	94,211	[a]	2,576,671
Payoneer Global, Inc.	299,492	[a]	1,734,059
PennyMac Mortgage Investment Trust	100,081	[b,c]	1,266,025
Piper Sandler Cos.	17,195		2,404,721
PRA Group, Inc.	46,340	[a]	570,445
PROG Holdings, Inc.	53,086	[a]	1,454,026
Radian Group, Inc.	182,434		4,622,878
Ready Capital Corp.	181,253	[b,c]	1,709,216
Redwood Trust, Inc.	131,225	[b,c]	824,093
StoneX Group, Inc.	20,816	[a]	1,984,181
Two Harbors Investment Corp.	111,117	[b,c]	1,290,068
Virtus Investment Partners, Inc.	7,905		1,456,338
Walker & Dunlop, Inc.	38,681		2,506,529
WisdomTree, Inc.	129,252		801,362
World Acceptance Corp.	4,118	[a]	406,117
			68,594,935
Food, Beverage & Tobacco - 2.6%
B&G Foods, Inc.	85,499		689,977
Calavo Growers, Inc.	19,606		496,816
Cal-Maine Foods, Inc.	46,846		2,122,592
Fresh Del Monte Produce, Inc.	38,554		963,850
Hostess Brands, Inc.	153,118	[a]	5,114,141
J&J Snack Foods Corp.	17,765		2,782,177
John B. Sanfilippo & Son, Inc.	10,268		1,050,006
MGP Ingredients, Inc.	17,827		1,687,504
National Beverage Corp.	27,047	[a]	1,254,440
The Hain Celestial Group, Inc.	103,072	[a]	1,138,946
The Simply Good Foods Company	104,880	[a]	3,910,975
Tootsie Roll Industries, Inc.	19,678		612,183

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Food, Beverage & Tobacco - 2.6% (continued)
TreeHouse Foods, Inc.	59,555	[a]	2,482,848
Universal Corp.	28,279		1,272,555
Vector Group Ltd.	153,847		1,581,547
WK Kellogg Co.	76,817	[a]	769,706
			27,930,263
Health Care Equipment & Services - 6.4%
AdaptHealth Corp.	96,311	[a]	705,960
Addus HomeCare Corp.	18,733	[a]	1,478,034
Agiliti, Inc.	40,497	[a]	227,998
AMN Healthcare Services, Inc.	43,883	[a]	3,328,964
Apollo Medical Holdings, Inc.	48,922	[a]	1,526,856
Artivion, Inc.	43,907	[a]	559,375
Avanos Medical, Inc.	54,015	[a]	991,715
Certara, Inc.	124,513	[a]	1,517,813
Community Health Systems, Inc.	154,958	[a]	331,610
CONMED Corp.	35,392		3,449,304
CorVel Corp.	10,565	[a]	2,048,976
Cross Country Healthcare, Inc.	39,739	[a]	920,355
Embecta Corp.	65,859		995,788
Enhabit, Inc.	59,174	[a]	436,112
Fulgent Genetics, Inc.	22,626	[a]	541,666
Glaukos Corp.	55,915	[a]	3,813,403
HealthStream, Inc.	28,524		724,510
Integer Holdings Corp.	38,333	[a]	3,111,490
LeMaitre Vascular, Inc.	23,178		1,125,987
Merit Medical Systems, Inc.	66,298	[a]	4,557,325
ModivCare, Inc.	14,388	[a]	607,749
NeoGenomics, Inc.	148,253	[a]	2,078,507
NextGen Healthcare, Inc.	62,291	[a]	1,490,001
Omnicell, Inc.	52,450	[a]	1,864,073
OraSure Technologies, Inc.	86,918	[a]	448,497
Orthofix Medical, Inc.	43,187	[a]	476,784
Owens & Minor, Inc.	88,672	[a]	1,270,670
Pediatrix Medical Group, Inc.	94,981	[a]	1,088,482
Premier, Inc., Cl. A	136,262		2,618,956
Privia Health Group, Inc.	117,615	[a,b]	2,472,267
RadNet, Inc.	68,716	[a]	1,852,583
Schrodinger, Inc.	63,424	[a]	1,376,301
Select Medical Holdings Corp.	119,261		2,710,803
Simulations Plus, Inc.	18,544		654,047
STAAR Surgical Co.	55,727	[a]	2,330,503
Tandem Diabetes Care, Inc.	75,590	[a,b]	1,307,707
The Ensign Group, Inc.	64,634		6,243,644

16

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Health Care Equipment & Services - 6.4% (continued)
U.S. Physical Therapy, Inc.	17,015		1,431,132
UFP Technologies, Inc.	8,124	[a]	1,266,694
Varex Imaging Corp.	45,905	[a]	828,585
Veradigm, Inc.	126,886	[a]	1,673,626
			68,484,852
Household & Personal Products - 2.0%
Central Garden & Pet Co.	11,017	[a]	480,672
Central Garden & Pet Co., Cl. A	47,050	[a]	1,867,415
e.l.f. Beauty, Inc.	62,743	[a]	5,811,884
Edgewell Personal Care Co.	58,901		2,055,645
Energizer Holdings, Inc.	76,358		2,411,386
Inter Parfums, Inc.	20,638		2,623,296
Medifast, Inc.	12,500		864,500
Nu Skin Enterprises, Inc., Cl. A	57,778		1,097,204
USANA Health Sciences, Inc.	13,295	[a]	605,587
WD-40 Co.	15,627		3,303,548
			21,121,137
Insurance - 2.9%
Ambac Financial Group, Inc.	53,378	[a]	647,475
American Equity Investment Life Holding Co.	71,068		3,763,761
AMERISAFE, Inc.	22,561		1,149,934
Assured Guaranty Ltd.	63,850		3,984,240
Employers Holdings, Inc.	30,660		1,165,080
Genworth Financial, Inc., Cl. A	534,992	[a]	3,204,602
Goosehead Insurance, Inc., Cl. A	27,352	[a]	1,774,324
HCI Group, Inc.	7,169		422,756
Horace Mann Educators Corp.	46,935		1,489,248
James River Group Holdings Ltd.	43,845		602,869
Lincoln National Corp.	194,904		4,243,060
Mercury General Corp.	30,348		937,146
Palomar Holdings, Inc.	28,713	[a]	1,437,947
ProAssurance Corp.	59,701		1,014,917
Safety Insurance Group, Inc.	17,090		1,284,655
SiriusPoint Ltd.	100,613	[a]	991,038
Stewart Information Services Corp.	31,490		1,375,168
Trupanion, Inc.	41,592	[a,b]	856,795
United Fire Group, Inc.	25,262		508,777
			30,853,792
Materials - 5.1%
AdvanSix, Inc.	31,274		861,599
ATI, Inc.	147,892	[a]	5,585,881
Balchem Corp.	37,169		4,320,525

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Materials - 5.1% (continued)
Carpenter Technology Corp.	56,051		3,515,519
Century Aluminum Co.	59,007	[a]	390,036
Clearwater Paper Corp.	19,820	[a]	670,114
Compass Minerals International, Inc.	38,597		951,030
H.B. Fuller Co.	61,970		4,099,315
Hawkins, Inc.	22,054		1,266,561
Haynes International, Inc.	14,502		623,949
Ingevity Corp.	38,997	[a]	1,570,799
Innospec, Inc.	28,642		2,806,916
Kaiser Aluminum Corp.	18,573		1,054,946
Koppers Holdings, Inc.	24,063		879,984
Livent Corp.	207,679	[a,b]	3,030,037
Materion Corp.	23,761		2,304,342
Mativ Holdings, Inc.	62,296		816,078
Mercer International, Inc.	50,010		397,079
Minerals Technologies, Inc.	37,194		2,010,708
Myers Industries, Inc.	43,182		724,162
O-I Glass, Inc.	179,061	[a]	2,766,492
Olympic Steel, Inc.	11,159		566,542
Quaker Chemical Corp.	15,951		2,292,478
Sensient Technologies Corp.	48,736		2,749,685
Stepan Co.	24,608		1,840,678
SunCoke Energy, Inc.	95,318		906,474
Sylvamo Corp.	41,002		1,816,389
TimkenSteel Corp.	44,523	[a]	905,153
Warrior Met Coal, Inc.	60,547		2,950,455
			54,673,926
Media & Entertainment - 2.0%
AMC Networks, Inc., Cl. A	35,254	[a]	415,997
CarGurus, Inc.	99,078	[a]	1,707,114
Cars.com, Inc.	71,366	[a]	1,086,904
Cinemark Holdings, Inc.	124,386	[a]	2,051,125
DISH Network Corp., Cl. A	289,091	[a]	1,416,546
John Wiley & Sons, Inc., Cl. A	49,523		1,499,061
Madison Square Garden Sports Corp.	19,294	[a]	3,244,093
QuinStreet, Inc.	58,713	[a]	664,044
Scholastic Corp.	32,032		1,181,981
Shutterstock, Inc.	27,686	[b]	1,126,266
TechTarget, Inc.	29,172	[a]	734,551
The E.W. Scripps Company, Cl. A	65,878	[a]	360,353
The Marcus Corp.	27,044		420,264
Thryv Holdings, Inc.	34,489	[a]	601,143
TripAdvisor, Inc.	124,482	[a]	1,837,354

18

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Media & Entertainment - 2.0% (continued)
Yelp, Inc.	79,260	[a]	3,343,979
			21,690,775
Pharmaceuticals, Biotechnology & Life Sciences - 3.8%
Amphastar Pharmaceuticals, Inc.	44,255	[a]	2,003,424
ANI Pharmaceuticals, Inc.	18,295	[a]	1,129,533
Arcus Biosciences, Inc.	61,269	[a]	962,536
Avid Bioservices, Inc.	72,995	[a]	448,919
BioLife Solutions, Inc.	40,763	[a,b]	411,706
Catalyst Pharmaceuticals, Inc.	115,567	[a]	1,434,186
Collegium Pharmaceutical, Inc.	40,430	[a]	879,757
Corcept Therapeutics, Inc.	103,922	[a]	2,918,130
Cytek Biosciences, Inc.	117,360	[a,b]	494,086
Cytokinetics, Inc.	111,025	[a]	3,870,331
Dynavax Technologies Corp.	147,689	[a]	2,098,661
Fortrea Holdings, Inc.	101,992	[a]	2,896,573
Harmony Biosciences Holdings, Inc.	39,606	[a]	932,325
Innoviva, Inc.	64,785	[a]	803,982
Ironwood Pharmaceuticals, Inc.	158,379	[a]	1,420,660
Ligand Pharmaceuticals, Inc.	18,680	[a]	976,777
Mesa Laboratories, Inc.	5,974	[b]	560,540
Myriad Genetics, Inc.	94,900	[a]	1,478,542
Organon & Co.	293,945		4,347,447
Pacira Biosciences, Inc.	53,574	[a]	1,514,001
Phibro Animal Health Corp., Cl. A	23,443		255,998
Prestige Consumer Healthcare, Inc.	57,055	[a]	3,386,785
REGENXBIO, Inc.	46,838	[a]	603,742
Supernus Pharmaceuticals, Inc.	63,297	[a]	1,509,633
Vericel Corp.	54,553	[a]	1,919,175
Vir Biotechnology, Inc.	97,422	[a]	772,556
Xencor, Inc.	70,036	[a]	1,215,125
			41,245,130
Real Estate Management & Development - .7%
Anywhere Real Estate, Inc.	130,598	[a]	609,893
Cushman & Wakefield PLC	193,400	[a]	1,425,358
eXp World Holdings, Inc.	89,707	[b]	1,190,412
Kennedy-Wilson Holdings, Inc.	137,216		1,765,970
Marcus & Millichap, Inc.	26,988	[b]	774,556
The St. Joe Company	40,878		1,906,550
			7,672,739
Semiconductors & Semiconductor Equipment - 3.2%
Alpha & Omega Semiconductor Ltd.	26,250	[a]	622,650
Axcelis Technologies, Inc.	37,776	[a]	4,816,440
CEVA, Inc.	27,305	[a]	468,827

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Semiconductors & Semiconductor Equipment - 3.2% (continued)
Cohu, Inc.	54,101	[a]	1,630,604
Diodes, Inc.	52,557	[a]	3,420,410
FormFactor, Inc.	89,775	[a]	3,041,577
Ichor Holdings Ltd.	33,824	[a]	820,570
Kulicke & Soffa Industries, Inc.	65,017		2,705,357
MaxLinear, Inc.	85,384	[a]	1,297,837
PDF Solutions, Inc.	34,936	[a]	926,852
Photronics, Inc.	72,076	[a]	1,323,315
Rambus, Inc.	125,707	[a]	6,829,661
Semtech Corp.	74,078	[a]	1,034,129
SiTime Corp.	19,589	[a]	1,954,982
SMART Global Holdings, Inc.	58,608	[a]	802,930
Ultra Clean Holdings, Inc.	51,844	[a]	1,236,998
Veeco Instruments, Inc.	64,937	[a]	1,554,592
			34,487,731
Software & Services - 3.3%
A10 Networks, Inc.	81,851		889,720
Adeia, Inc.	126,010		1,062,264
Agilysys, Inc.	23,489	[a]	2,015,121
Alarm.com Holdings, Inc.	57,683	[a]	2,949,332
Cerence, Inc.	46,369	[a]	709,909
Consensus Cloud Solutions, Inc.	21,469	[a]	463,516
Digital Turbine, Inc.	106,360	[a]	504,146
DoubleVerify Holdings, Inc.	145,151	[a]	4,039,552
DXC Technology Co.	236,218	[a]	4,764,517
InterDigital, Inc.	30,617		2,303,929
Liveramp Holdings, Inc.	75,661	[a]	2,092,783
N-Able, Inc.	79,659	[a]	1,032,381
OneSpan, Inc.	40,048	[a]	316,379
Perficient, Inc.	40,448	[a]	2,353,669
Progress Software Corp.	49,629		2,549,938
SPS Commerce, Inc.	42,141	[a]	6,756,888
Xperi, Inc.	50,014	[a]	424,619
			35,228,663
Technology Hardware & Equipment - 5.5%
ADTRAN Holdings, Inc.	82,240		540,317
Advanced Energy Industries, Inc.	43,204		3,769,981
Arlo Technologies, Inc.	111,077	[a]	943,044
Avid Technology, Inc.	39,851	[a]	1,076,774
Badger Meter, Inc.	33,775		4,679,526
Benchmark Electronics, Inc.	40,765		986,921
Clearfield, Inc.	14,715	[a,b]	353,454

20

Description	Shares		Value ($)
Common Stocks - 99.9% (continued)
Technology Hardware & Equipment - 5.5% (continued)
Corsair Gaming, Inc.	49,135	[a]	628,437
CTS Corp.	36,197		1,354,130
Digi International, Inc.	41,142	[a]	1,035,956
ePlus, Inc.	30,901	[a]	1,931,312
Extreme Networks, Inc.	147,810	[a]	3,047,842
Fabrinet	41,840	[a]	6,485,200
Harmonic, Inc.	128,853	[a,b]	1,390,324
Insight Enterprises, Inc.	34,796	[a]	4,986,267
Itron, Inc.	52,531	[a]	3,008,976
Knowles Corp.	103,507	[a]	1,344,556
Methode Electronics, Inc.	41,370		946,132
NETSCOUT Systems, Inc.	83,441	[a]	1,821,517
OSI Systems, Inc.	17,856	[a]	1,861,845
PC Connection, Inc.	13,326		714,007
Plexus Corp.	31,608	[a]	3,107,699
Rogers Corp.	19,473	[a]	2,393,037
Sanmina Corp.	65,920	[a]	3,353,350
ScanSource, Inc.	28,126	[a]	855,030
TTM Technologies, Inc.	119,577	[a]	1,373,940
Viasat, Inc.	86,016	[a,b]	1,586,135
Viavi Solutions, Inc.	254,050	[a]	1,976,509
Xerox Holdings Corp.	130,447		1,674,939
			59,227,157
Telecommunication Services - .9%
ATN International, Inc.	12,787		395,758
Cogent Communications Holdings, Inc.	50,316		3,269,534
Consolidated Communications Holdings, Inc.	90,871	[a]	378,932
Gogo, Inc.	70,030	[a]	735,315
Lumen Technologies, Inc.	1,161,495		1,695,783
Shenandoah Telecommunications Co.	58,183		1,376,610
Telephone & Data Systems, Inc.	113,511		2,064,765
			9,916,697
Transportation - 1.9%
Allegiant Travel Co.	17,568		1,170,380
ArcBest Corp.	27,684		3,014,234
Forward Air Corp.	29,725		1,914,587
Heartland Express, Inc.	54,222		632,229
Hub Group, Inc., Cl. A	36,138	[a]	2,484,487
JetBlue Airways Corp.	382,246	[a]	1,437,245
Marten Transport Ltd.	66,036		1,160,913
Matson, Inc.	40,696		3,542,587
RXO, Inc.	134,382	[a]	2,353,029

21

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.9% (continued)
Transportation - 1.9% (continued)
SkyWest, Inc.		48,302	[a]	2,036,895
Sun Country Airlines Holdings, Inc.		46,045	[a]	599,506
				20,346,092
Utilities - 1.9%
American States Water Co.		42,385		3,308,149
Avista Corp.		87,877		2,784,822
California Water Service Group		66,415		3,233,082
Chesapeake Utilities Corp.		20,697		1,833,961
Middlesex Water Co.		20,529		1,304,207
Northwest Natural Holding Co.		41,675		1,529,889
Otter Tail Corp.		48,100		3,700,814
SJW Group		33,015		2,062,777
Unitil Corp.		18,397		840,191
				20,597,892
Total Common Stocks (cost $846,543,139)				1,071,111,482

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Core S&P Small-Cap ETF (cost $5,383,085)		60,607		5,387,356
		Number of Rights
Rights - .0%
Pharmaceuticals, Biotechnology & Life Sciences - .0%
Omniab Operations, Inc.-Earnout 12.5		9,476	[d]	0
Omniab Operations, Inc.-Earnout 15.0		9,476	[d]	0
Total Rights (cost $33,892)				0
	1-Day Yield (%)	Shares
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,123,655)	5.40	1,123,655	[e]	1,123,655

22

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,687,453)	5.40	11,687,453	[e]	11,687,453
Total Investments (cost $864,771,224)		101.6%		1,089,309,946
Liabilities, Less Cash and Receivables		(1.6%)		(17,337,773)
Net Assets		100.0%		1,071,972,173

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $56,189,513 and the value of the collateral was $56,557,856, consisting of cash collateral of $11,687,453 and U.S. Government & Agency securities valued at $44,870,403. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at October 31, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.3
Industrials	17.3
Consumer Discretionary	13.9
Information Technology	12.0
Health Care	10.2
Real Estate	7.7
Energy	5.4
Consumer Staples	5.2
Materials	5.1
Communication Services	2.9
Utilities	1.9
Investment Companies	1.7
Consumer, Non-cyclical	.0
101.6

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	97,911	112,747,608	(111,721,864)	1,123,655	164,055
Investment of Cash Collateral for Securities Loaned - 1.1%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.1%	-	73,559,892	(61,872,439)	11,687,453	81,744	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	11,683,186	99,703,337	(111,386,523)	-	178,515	†††
Total - 1.2%	11,781,097	286,010,837	(284,980,826)	12,811,108	424,314

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	65	12/15/2023	5,983,311	5,422,300	(561,011)
Gross Unrealized Depreciation				(561,011)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $56,189,513)—Note 1(c):
Unaffiliated issuers	851,960,116	1,076,498,838
Affiliated issuers	12,811,108	12,811,108
Receivable for investment securities sold		8,652,423
Dividends and securities lending income receivable		547,151
Cash collateral held by broker—Note 4		437,000
Receivable for shares of Common Stock subscribed		319,476
Receivable for futures variation margin—Note 4		41,860
		1,099,307,856
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		420,187
Liability for securities on loan—Note 1(c)		11,687,453
Payable for shares of Common Stock redeemed		9,723,959
Payable for investment securities purchased		5,387,538
Directors’ fees and expenses payable		116,371
Interest payable—Note 2		175
		27,335,683
Net Assets ($)		1,071,972,173
Composition of Net Assets ($):
Paid-in capital		758,037,243
Total distributable earnings (loss)		313,934,930
Net Assets ($)		1,071,972,173

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	848,875,916	223,096,257
Shares Outstanding	36,519,316	9,614,294
Net Asset Value Per Share ($)	23.24	23.20

See notes to financial statements.

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $19,629 foreign taxes withheld at source):
Unaffiliated issuers	22,748,909
Affiliated issuers	164,055
Income from securities lending—Note 1(c)	260,259
Interest	61,544
Total Income	23,234,767
Expenses:
Management fee—Note 3(a)	3,214,767
Shareholder servicing costs—Note 3(b)	2,561,468
Directors’ fees—Note 3(a,c)	60,180
Loan commitment fees—Note 2	30,778
Interest expense—Note 2	19,787
Total Expenses	5,886,980
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(60,180)
Net Expenses	5,826,800
Net Investment Income	17,407,967
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	95,556,979
Net realized gain (loss) on futures	(272,744)
Net Realized Gain (Loss)	95,284,235
Net change in unrealized appreciation (depreciation) on investments	(207,836,853)
Net change in unrealized appreciation (depreciation) on futures	(518,384)
Net Change in Unrealized Appreciation (Depreciation)	(208,355,237)
Net Realized and Unrealized Gain (Loss) on Investments	(113,071,002)
Net (Decrease) in Net Assets Resulting from Operations	(95,663,035)

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	17,407,967	17,181,846
Net realized gain (loss) on investments	95,284,235	176,453,272
Net change in unrealized appreciation (depreciation) on investments	(208,355,237)	(419,482,331)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,663,035)	(225,847,213)
Distributions ($):
Distributions to shareholders:
Investor Shares	(128,234,182)	(147,534,958)
Class I	(34,726,177)	(41,386,096)
Total Distributions	(162,960,359)	(188,921,054)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	76,106,504	139,875,439
Class I	53,324,988	74,875,335
Distributions reinvested:
Investor Shares	127,189,819	146,340,664
Class I	28,451,242	31,348,320
Cost of shares redeemed:
Investor Shares	(259,949,732)	(368,672,581)
Class I	(102,144,416)	(135,133,922)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(77,021,595)	(111,366,745)
Total Increase (Decrease) in Net Assets	(335,644,989)	(526,135,012)
Net Assets ($):
Beginning of Period	1,407,617,162	1,933,752,174
End of Period	1,071,972,173	1,407,617,162
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	2,958,940	4,538,253
Shares issued for distributions reinvested	5,202,037	4,437,255
Shares redeemed	(10,150,454)	(12,172,687)
Net Increase (Decrease) in Shares Outstanding	(1,989,477)	(3,197,179)
Class Ia
Shares sold	2,091,461	2,490,189
Shares issued for distributions reinvested	1,168,429	953,416
Shares redeemed	(3,978,471)	(4,470,641)
Net Increase (Decrease) in Shares Outstanding	(718,581)	(1,027,036)

[a]

During the period ended October 31, 2023, 223 Investor shares representing $5,457 were exchanged for 224 Class I shares and during the period ended October 31, 2022, 134,284 Investor shares representing $3,900,688 were exchanged for 134,467 Class I shares.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	28.82	36.44	24.77	29.19	32.18
Investment Operations:
Net investment income[a]	.34	.30	.27	.25	.30
Net realized and unrealized gain (loss) on investments	(2.52)	(4.32)	13.63	(2.27)	.05
Total from Investment Operations	(2.18)	(4.02)	13.90	(2.02)	.35
Distributions:
Dividends from net investment income	(.34)	(.30)	(.27)	(.33)	(.29)
Dividends from net realized gain on investments	(3.06)	(3.30)	(1.96)	(2.07)	(3.05)
Total Distributions	(3.40)	(3.60)	(2.23)	(2.40)	(3.34)
Net asset value, end of period	23.24	28.82	36.44	24.77	29.19
Total Return (%)	(8.13)	(12.29)	58.22	(8.01)	2.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.52	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.30	.99	.79	1.00	1.03
Portfolio Turnover Rate	37.96	25.75	26.70	40.49	23.24
Net Assets, end of period ($ x 1,000)	848,876	1,110,002	1,519,919	1,159,850	1,717,003

a Based on average shares outstanding.

See notes to financial statements.

28

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	28.80	36.43	24.76	29.19	32.21
Investment Operations:
Net investment income[a]	.40	.38	.35	.29	.37
Net realized and unrealized gain (loss) on investments	(2.51)	(4.32)	13.62	(2.24)	.03
Total from Investment Operations	(2.11)	(3.94)	13.97	(1.95)	.40
Distributions:
Dividends from net investment income	(.43)	(.39)	(.34)	(.41)	(.37)
Dividends from net realized gain on investments	(3.06)	(3.30)	(1.96)	(2.07)	(3.05)
Total Distributions	(3.49)	(3.69)	(2.30)	(2.48)	(3.42)
Net asset value, end of period	23.20	28.80	36.43	24.76	29.19
Total Return (%)	(7.90)	(12.08)	58.63	(7.79)	3.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.26	.27	.26
Ratio of net expenses to average net assets	.25	.25	.25	.25	.25
Ratio of net investment income to average net assets	1.55	1.24	1.03	1.17	1.28
Portfolio Turnover Rate	37.96	25.75	26.70	40.49	23.24
Net Assets, end of period ($ x 1,000)	223,096	297,615	413,833	270,454	258,282

a Based on average shares outstanding.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

30

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value

31

NOTES TO FINANCIAL STATEMENTS (continued)

determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or

32

at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,071,111,482	-	-	1,071,111,482
Exchange-Traded Funds	5,387,356	-	-	5,387,356
Investment Companies	12,811,108	-	-	12,811,108
Rights	-	-	0	0
Liabilities ($)
Other Financial Instruments:
Futures††	(561,011)	-	-	(561,011)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 10/31/2022	-
Purchases/Issuances	0
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2023†	0
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2023	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

33

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $35,472 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities

34

loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

35

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,585,964, undistributed capital gains $90,782,754 and unrealized appreciation $210,566,212.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $17,101,195 and $44,402,526, and long-term capital gains $145,859,164 and $144,518,528, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $19,787 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $362,192 with a related weighted average annualized interest rate of 5.46%.

36

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has agreed in its management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members, and (2) reduce its fee pursuant to the management agreement in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and the fees and expenses of counsel to the fund and to the non-interested board members. These provisions in the management agreement may not be amended without the approval of the fund's shareholders. During the period ended October 31, 2023, fees reimbursed by the Adviser amounted to $60,180.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, the fund was charged $2,561,468 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $236,740 and Shareholder Services Plan fees of $187,167, which are offset against an expense reimbursement currently in effect in the amount of $3,720.

37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2023, amounted to $487,744,389 and $697,666,744, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Equity futures	6,522,367

38

At October 31, 2023, the cost of investments for federal income tax purposes was $878,743,734; accordingly, accumulated net unrealized appreciation on investments was $210,566,212, consisting of $384,527,017 gross unrealized appreciation and $173,960,805 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Smallcap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Smallcap Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc. (the “Company”)), including the statement of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

40

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 91.15% of the ordinary dividends paid during the fiscal year ended October 31, 2023 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $16,464,780 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. The fund also hereby reports $3.0648 per share as a long-term capital gain distribution paid on December 22, 2022.

41

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	41,943,202	1,285,813
Michael D. DiLecce	41,957,234	1,271,779
Gina D. France	42,002,395	1,226,618
Joan L. Gulley	41,868,778	1,360,236
Nathan Leventhal	41,647,187	1,581,827

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company but have not been previously elected by shareholders.

42

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

43

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

44

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

45

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

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NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0077AR1023

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $119,550 in 2022 and $121,941 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,325 in 2022 and $24,810 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,289 in 2022 and $14,289 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $20,211 in 2022 and $20,211 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,450 in 2022 and $5,067 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,189,735 in 2022 and $1,779,328 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By: /s/ David J. DiPetrillo

     David J. DiPetrillo

     President (Principal Executive Officer)

Date: December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo
      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 19, 2023

By: /s/ James Windels

      James Windels

      Treasurer (Principal Financial Officer)

Date: December 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)